As filed with the Securities and Exchange Commission on August 28, 2007.
                                                Securities Act File No. 33-40771
                                       Investment Company Act File No. 811-05502


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                       X

                           Pre-Effective Amendment No.
                           Post-Effective Amendment No. 26                    X

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940               X
                           Amendment No.  33                                  X


                              COMSTOCK FUNDS, INC.
                              -------------------
               (Exact Name of Registrant as Specified in Charter)

                 ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422
                 ----------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-422-3554

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center,
                            RYE, NEW YORK 10580-1422
                            ------------------------
                     (Name and Address of Agent for Service)

                                   Copies to:

James E. McKee, Esq.                  Michael R. Rosella, Esq.
Comstock Funds, Inc.                  Paul, Hastings, Janofsky and Walker LLP
One Corporate Center                  75 East 55th Street
Rye, New York 10580-1422              New York, New York 10022


It is proposed that this filing will become effective:

         __ immediately upon filing pursuant to paragraph (b); or

          X on August 28, 2007 pursuant to paragraph (b); or

         __ 60 days after filing pursuant to paragraph (a)(1); or

         __ on [____] pursuant to paragraph (a)(1); or

         __ 75 days after filing pursuant to paragraph (a)(2); or

         __ on [____] pursuant to  paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

         __ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              COMSTOCK FUNDS, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                               FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            EMAIL: INFO@GABELLI.COM
                (Net Asset Value per share may be obtained daily
                                   by calling
                          800-GABELLI after 6:00 p.m.)


                  --------------------------------------------
                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.
                  --------------------------------------------

                               TABLE OF CONTENTS


INTRODUCTION AND OVERVIEW ...............................................    2

INVESTMENT OBJECTIVES, STRATEGIES, AND RELATED RISKS ....................   12

MANAGEMENT OF THE FUNDS .................................................   17

CLASSES OF SHARES .......................................................   18

PURCHASE OF SHARES ......................................................   23

REDEMPTION OF SHARES ....................................................   26

EXCHANGE OF SHARES ......................................................   28

PRICING OF FUND SHARES ..................................................   29

DIVIDENDS AND DISTRIBUTIONS .............................................   30

TAX INFORMATION .........................................................   30

MAILINGS TO SHAREHOLDERS ................................................   31

FINANCIAL HIGHLIGHTS ....................................................   31


COMSTOCK FUNDS, INC.

COMSTOCK STRATEGY FUND

COMSTOCK CAPITAL VALUE FUND

PROSPECTUS


AUGUST 28, 2007


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                           INTRODUCTION AND OVERVIEW


Comstock Funds, Inc. (the "Company") currently consists of the following two separate investment portfolios (each a "Fund," and collectively the "Funds"):

      o     Comstock Strategy Fund (the "Strategy Fund")

      o     Comstock  Capital Value Fund (the "Capital Value Fund")


Each Fund is advised by Gabelli Funds, LLC (the "Adviser").

                       INVESTMENT AND PERFORMANCE SUMMARY

                             COMSTOCK STRATEGY FUND

INVESTMENT OBJECTIVE:

The Fund seeks to maximize total return, consisting of capital appreciation and current income, over the long term investment horizon by investing primarily in a portfolio of debt securities.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal conditions, the Fund will invest at least 65% of its total assets in debt securities. The Fund may also invest in a wide range of asset classes, including domestic and foreign equity securities and derivatives. For each asset class, the Adviser uses a broad approach to investing by examining the overall economic picture, the characteristics of individual securities and historical market information.

The debt securities in which the Fund may invest include: corporate debt, U.S. government and agency debt, and foreign sovereign and other debt securities
(including debt securities from emerging markets), as well as debt securities that are convertible into shares of common stock. The Fund may invest up to 25% of its total assets in high yield debt securities (commonly referred to as "junk bonds"). The Fund may also invest up to 35% of its total assets in domestic and foreign equity securities (including common stocks, preferred stocks, and convertible preferred stocks) and up to 15% of its total assets in derivatives for speculative purposes.

As of the date of this prospectus, the portfolio managers view the U.S. equity markets as highly overvalued by most traditional measures and have positioned the Fund to seek profits from a major U.S. equity market decline through a variety of investment practices, including puts, together with its investments in fixed-income securities. As presently positioned, in the event that U.S. equity markets do not experience a significant decline, the Fund can be expected to underperform other funds that are not similarly positioned for a bear market. The Fund is, however, flexibly managed and the Adviser may, without prior notice to shareholders, change the Fund's asset positioning quickly and decisively.

PRINCIPAL RISKS:

There is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

      o When interest rates rise, the value of the debt securities in the Fund's portfolio generally declines. Debt securities with longer maturities are more sensitive to interest rate risk than shorter term debt securities;

      o The issuer of a debt security may not be able to pay principal and interest payments on time. This risk is more pronounced with respect to the high yield debt securities in the Fund's portfolio;



--------------------------------------------------------------------------------

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      o     The Fund is  subject to market  risks  that  affect the value of its shares, including general economic and market conditions. In the event the U.S. equity markets do not experience a significant decline, the Fund's asset positioning will cause it to underperform other funds that do not have a similar bearish positioning;

      o Foreign securities in the Fund's portfolio may be less liquid and more volatile than domestic securities;

      o Since the Fund is "non-diversified," it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would, which means that the value of the Fund's shares may be affected to a greater extent by problems of a particular issuer; and

      o Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other investments.

You may want to invest in the Fund if:

      o You are pursuing a long-term investment goal and are seeking exposure to debt securities as part of your overall investment strategy;

      o     You are seeking current income and  appreciation  of capital;

      o     You are seeking to preserve assets in "down" markets; and

      o You are able to tolerate the risks associated with investments in high-yield bonds, derivatives and convertible securities.

You may not want to invest in the Fund if:

      o     You are pursuing a short-term investment goal;

      o You believe the U.S. equity markets are likely to continue to rise and you are looking to participate fully in that market increase; or

      o     You are seeking a primarily equity investment for your portfolio.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Strategy Fund by showing changes in the Fund's Class A Shares performance from year to year, by showing how the Fund's average annual returns for one year, five years, and ten years compare to those of a broad-based securities market index, as well as the Fund's highest and lowest quarterly returns. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

                             COMSTOCK STRATEGY FUND
                      (FOR THE PERIODS ENDED DECEMBER 31)*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


       1997                -15.18%
       1998                 -7.54%
       1999                -19.33%
       2000                  1.43%
       2001                  9.59%
       2002                 14.82%
       2003                -17.93%
       2004                -12.85%
       2005                -10.30%
       2006                 -9.04%


The bar chart above shows the total returns for Class A Shares (not including sales load). If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for Class A Shares for a calendar quarter was 22.26% (quarter ended September 30, 2002) and the lowest return for a calendar quarter was (13.64)% (quarter ended December 31, 1998).


----------
* Year to date total return for the six months ended June 30, 2007, was (4.73%).



--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS*                               PAST         PAST      PAST TEN
(FOR THE PERIODS ENDED DECEMBER 31, 2006)                 ONE YEAR    FIVE YEARS     YEARS
-----------------------------------------                 --------    ----------   --------
Class A Shares
   Return Before Taxes .............................       (14.27)%     (8.80)%     (7.80)%
   Return After Taxes on Distributions .............       (15.03)%     (9.52)%     (9.05)%
   Return After Taxes on Distributions and Sale of
     Fund Shares ...................................        (9.26)%     (7.57)%     (6.60)%
Class C Shares
   Return Before Taxes .............................       (10.42)%     (8.36)%     (7.90)%
S&P(R) 500 Index+ ..................................        15.78%       6.18%       8.42%
Lehman Brothers Government/Corporate Bond Index++ ..         3.78%       5.17%       6.26%
Blended Index (containing 65% Lehman Brothers
Govt./Corp. Bond Index and 35% S&P 500 Index) ......         7.98%       5.52%       7.02%

----------
  * The performance for the Class A Shares reflects the deduction of the maximum front-end sales load of 5.75% and the performance for Class C Shares reflects the deduction of the applicable contingent deferred sales charge.

  + The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the S&P 500 Index.

 ++ The Lehman Brothers Government/Corporate Bond Index is an unmanaged broad-based index comprised of U.S. Government Agency and Treasury securities and investment grade corporate debt. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the Lehman Brothers Government/Corporate Bond Index.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares and after-tax returns for other classes will vary due to the differences in expenses.


--------------------------------------------------------------------------------

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FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                 CLASS A SHARES   CLASS C SHARES
                                                                                 --------------   --------------
SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) .......................................        5.75%(1)        None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price(2)) ..................................        None(3)         1.00%(4)
Redemption Fees (as a percentage of amount redeemed for shares held 7
  days or less) payable to the Fund .........................................        2.00%           2.00%

                                                                                   Class A          Class C
                                                                                   -------          -------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees .............................................................        0.85%           0.85%
Service and Distribution (Rule 12b-1) Fees(5) ...............................        0.25%           1.00%
Other Expenses ..............................................................        2.06%           2.06%
                                                                                     -----           -----
Total Annual Fund Operating Expenses ........................................        3.16%           3.91%
                                                                                     =====           =====

----------
(1)   The sales charge declines as the amount invested increases.

(2) "Redemption price" equals the net asset value at the time of investment or redemption, whichever is lower.


(3) If no sales charge was paid at the time of purchase of Class A Shares as part of an investment that is greater than $1,000,000, shares redeemed within eighteen months of such purchase may be subject to a deferred sales charge of 1.00%.


(4) A maximum sales charge of 1.00% applies to redemptions of Class C Shares within twelve months after purchase.

(5) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

EXPENSE EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown,
(2) you redeem your shares at the end of those periods, except as noted, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                  ------   -------   -------   --------
CLASS A SHARES
   - assuming redemption .........  $876    $1,493    $2,134     $3,842
   - assuming no redemption ......  $876    $1,493    $2,134     $3,842
CLASS C SHARES
   - assuming redemption .........  $493    $1,192    $2,009     $4,130
   - assuming no redemption ......  $393    $1,192    $2,009     $4,130


--------------------------------------------------------------------------------

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                           COMSTOCK CAPITAL VALUE FUND

INVESTMENT OBJECTIVE:

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund follows a value oriented strategy and will seek to achieve its investment objective by investing in both equity and debt securities, money market instruments, and derivatives. The Fund may invest in, and may shift frequently among, a wide range of asset classes and market sectors. Thus, during the course of a business cycle, for example, the Fund may invest solely in equity securities, debt securities, or money market instruments, or in a combination of these classes of investments. For each asset class, the Adviser uses a valuation approach to investing by examining the overall economic picture, the characteristics of individual securities and historical market information and technical analysis to determine securities which it believes are overvalued or undervalued.

The equity securities in which the Fund invests include common and preferred stock (including convertible preferred stock), warrants, and depository receipts. There is no restriction on the market capitalization of the Fund's equity securities. The debt securities in which the Fund may invest include:
U.S. corporate debt, U.S. government and agency debt, and foreign sovereign and other debt securities (including debt securities from emerging markets), as well as debt securities that are convertible into shares of common stock. The Fund may invest up to 65% of its assets in equity and debt securities of foreign issuers. The Fund may invest without limit in high yield debt securities (commonly referred to as "junk bonds"), but currently intends to limit such investments to 35% of its assets. In addition, up to 50% of the Fund's total assets may consist of short sales of securities. The Fund may also enter into short sales of securities and write covered call and put option contracts.

As of the date of this prospectus, the portfolio managers view the U.S. equity markets as highly overvalued by most traditional measures and have positioned the Fund to seek profits from a major U.S. equity market decline through a variety of investment practices, including puts and short sales, together with its investments in short-term fixed-income securities. As presently positioned, in the event that U.S. equity markets do not experience a significant decline, the Fund can be expected to underperform other funds that are not similarly positioned for a bear market. The Fund is, however, flexibly managed and the Adviser may, without prior notice to shareholders, change the Fund's asset positioning quickly and decisively.

PRINCIPAL RISKS:

There is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

      o The Fund is subject to market risks that affect the value of its shares, including general economic and market conditions. In the event the U.S. equity markets do not experience a significant decline, the Fund's asset positioning will cause it to underperform other funds that do not have a similar bearish positioning;

      o Foreign securities in the Fund's portfolio may be less liquid and more volatile than domestic securities;

      o When interest rates rise, the value of the debt securities in the Fund's portfolio generally declines. Debt securities with longer maturities are more sensitive to interest rate risk than shorter term debt securities;



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


      o The issuer of a debt security may not be able to pay principal and interest payments on time. This risk is more pronounced with respect to the high yield debt securities in the Fund's portfolio;

      o If the price of a security sold "short" by the Fund increases between the date of the short sale and the date on which the Fund replaces the borrowed security, the Fund will incur a loss; and

      o Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other investments.

You may want to invest in the Fund if:

      o     You are pursuing a long-term investment goal;

      o     You are seeking current income and appreciation of capital;

      o     You are seeking to preserve assets in "down" markets;

      o You are seeking a fund with a flexible investment strategy that can invest in either equity or debt securities as part of your overall investment strategy; and

      o You are able to tolerate the risks associated with significant investments in foreign securities, high-yield bonds, derivatives and convertible securities.

You may not want to invest in the Fund if:

      o     You are pursuing a short-term investment goal; or

      o You believe the U.S. equity markets are likely to continue to rise and you are looking to participate fully in that market increase.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE:


The bar chart and table that follow provide an indication of the risks of investing in the Capital Value Fund by showing changes in the Fund's Class A Shares performance from year to year, by showing how the Fund's average annual returns for one year, five years, and ten years compare to those of a broad-based securities market index, as well as the Fund's highest and lowest quarterly returns. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

                           COMSTOCK CAPITAL VALUE FUND
                      (FOR THE PERIODS ENDED DECEMBER 31)*


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                            1997             -27.26%
                            1998             -22.10%
                            1999             -27.40%
                            2000               9.05%
                            2001              21.41%
                            2002              35.93%
                            2003             -30.43%
                            2004             -13.46%
                            2005             -11.00%
                            2006              -7.90%


The bar chart above shows the total returns for Class A Shares (not including sales load). If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for Class A Shares for a calendar quarter was 29.00% (quarter ended September 30, 2001) and the lowest return for a calendar quarter was (23.71)% (quarter ended December 31, 1998).


----------
* Year to date total return for the six months ended June 30, 2007, was (3.65%).



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS*                   PAST       PAST      PAST TEN
(FOR THE PERIODS ENDED DECEMBER 31, 2006)     ONE YEAR  FIVE YEARS    YEARS
-------------------------------------------   --------  ----------  ---------
Class A Shares
   Return Before Taxes ....................   (13.20)%    (8.66)%    (10.11)%
   Return After Taxes on Distributions ....   (14.33)%    (9.09)%    (21.45)%
   Return After Taxes on Distributions
      and Sale of Fund Shares .............    (8.59)%    (7.35)%    (15.76)%
Class B Shares
   Return Before Taxes ....................   (11.94)%    (8.69)%    (10.27)%
Class C Shares
   Return Before Taxes ....................    (9.51)%    (8.38)%    (10.26)%
Class R Shares
   Return Before Taxes ....................    (7.28)%    (7.45)%     (9.36)%
S&P(R) 500 Index+ .........................    15.78%      6.18%       8.42%

----------
  * The performance for Class A Shares reflects the deduction of the maximum front-end sales load of 5.75% and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales charge.


  + The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the S&P 500 Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares and after-tax returns for other classes will vary due to the differences in expenses.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                     CLASS A SHARES   CLASS B SHARES(1)   CLASS C SHARES   CLASS R SHARES
                                                     --------------   -----------------   --------------   --------------
SHAREHOLDER FEES
   (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
   (as a percentage of offering price) ...........        5.75%(2)           None              None             None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption price(3)) ......        None(4)            4.00%(5)          1.00%(5)         None
Redemption Fees (as a percentage of amount
   redeemed for shares held 7 days or less)
   payable to the Fund ...........................        2.00%              2.00%             2.00%            2.00%
ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets):
Management Fees ..................................        1.00%              1.00%             1.00%            1.00%
Service and Distribution (Rule 12b-1) Fees .......        0.25%(6)           1.00%(6)          1.00%(6)         None
Other Expenses ...................................        0.67%              0.67%             0.67%            0.64%
                                                          -----              -----             -----            -----
Total Annual Fund Operating Expenses .............        1.92%              2.67%             2.67%            1.64%
                                                          =====              =====             =====            =====

----------
(1) Class B Shares are not currently available for new purchases, other than exchanges from Class B Shares of other Gabelli/GAMCO funds.

(2)   The sales charge declines as the amount invested increases.

(3) "Redemption price" equals the net asset value at the time of investment or redemption, whichever is lower for Class A, Class B, and Class C Shares.

(4) If no sales charge was paid at the time of purchase as part of an investment that is greater than $1,000,000, shares redeemed within eighteen months of such purchase may be subject to a deferred sales charge of 1.00%.

(5) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within seventy-two months after purchase. The sales charge declines the longer the investment remains in the Fund. A maximum sales charge of 1.00% applies to redemptions of Class C Shares within twelve months after purchase.

(6) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


EXPENSE EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown,
(2) you redeem your shares at the end of those periods, except as noted, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                        ------   -------   -------   --------
CLASS A SHARES
   - assuming redemption ............     $759    $1,143    $1,552     $2,689
   - assuming no redemption .........     $759    $1,143    $1,552     $2,689

CLASS B SHARES
   - assuming redemption ............     $670    $1,129    $1,615     $2,656
   - assuming no redemption .........     $270      $829    $1,415     $2,656

CLASS C SHARES
   - assuming redemption ............     $370      $829    $1,415     $3,003
   - assuming no redemption .........     $270      $829    $1,415     $3,003



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                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                        ------   -------   -------   --------
CLASS R SHARES
   - assuming redemption ............     $167      $517      $892     $1,944
   - assuming no redemption .........     $167      $517      $892     $1,944

              INVESTMENT OBJECTIVES, STRATEGIES, AND RELATED RISKS

GENERALLY:

Each Fund's investment objective is fundamental and may not be changed without shareholder approval. The Funds' investment strategies are not fundamental and may be changed by a vote of a majority of the Funds' Board of Directors (the "Board") at any time without a vote of shareholders.

                             COMSTOCK STRATEGY FUND

INVESTMENT STRATEGIES:

The Adviser seeks to emphasize investments in debt securities which maximize total return in light of: (1) the credit risk, (2) the interest rate risk, and
(3) the risk associated with the length of maturity of the debt instrument. The Adviser considers whether particular debt securities contain "call" provisions or are otherwise subject to prepayment of principal. The Adviser also considers the market's perception of the issuer's creditworthiness and how that may affect the market value of the issuer's debt securities. Additionally, the Adviser considers the maturity of particular debt securities in light of anticipated interest rate movements.


The Fund won't necessarily invest in securities with the highest current yield permitted by the Fund's investment policies if the Adviser believes that the differences in yield and the potential for capital gain aren't enough to justify the greater risks. The Adviser believes that its strategies tend to minimize credit and reinvestment risks.


The Fund may invest in a wide range of debt securities. These include corporate debt, U.S. government and agency debt, and foreign sovereign and other debt securities (including sovereign and other debt securities from emerging market issuers). The Fund may invest a substantial portion of its assets in foreign debt securities. The Fund may also invest in debt securities convertible into shares of common stock. These debt securities may have fixed, floating, or variable rates of interest.


The Fund may invest up to 25% of its total assets in high yield debt securities (commonly referred to as "junk bonds"). These securities may be rated as low as "C" at the time of purchase by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, will be determined by the Adviser to be of comparable quality. If a debt security falls below the minimum rating, the Adviser will decide whether or not to dispose of the security.

There is no restriction on the maturity of the Fund's portfolio or on any individual debt security in the Fund's portfolio. The Adviser may adjust the average maturity according to actual or anticipated changes in the market.

The Fund may invest in high quality money market instruments and may enter into repurchase agreements. In addition, when the Adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests, the Fund may invest without limit in short-term debt obligations, such as commercial paper, bank obligations, and U.S. Treasury bills.


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To enhance  total  return,  the Fund may invest up to 35% of its total assets in equity securities of domestic and foreign issuers. These equity securities may take the form of common and preferred stock (including convertible preferred stock), depository receipts, equity interests in trusts, partnerships, joint ventures, and similar enterprises, and equity warrants and other rights and may include puts and the purchase and sale of futures contracts, which positions tend to increase in value as the particular security or the equity markets decline. There is no restriction on the market capitalization of the Fund's equity securities.

The Fund intends to invest in derivatives, which are financial instruments whose value is based on another security, an index of securities or market changes, or exchange rate movements. The Fund may use derivatives to hedge various market risks. Derivative strategies the Fund may use include writing covered call or put options or purchasing put and call options on securities, foreign currencies, or stock indices. The Fund may also purchase stock index futures contracts or interest rate futures contracts and may enter into interest rate or forward currency transactions. In addition, the Fund may purchase options on securities and securities indices for speculative purposes in order to increase the Fund's income or gain. The Fund's net exposure under all permitted types of derivatives transactions, when used for speculative purposes, is limited to 15% of its total assets. The Fund's compliance with this limitation is calculated only at the time any new position is added, with the result that this limitation may be exceeded if derivative positions held by the Fund appreciate.


RISKS:


While the Fund seeks to maximize total return, there is no guarantee that shares of the Fund will not lose value. This means that you can lose money on your investment in the Fund. The Fund may not be able to achieve its objective if the portfolio managers' expectations regarding particular securities or markets are not met. In particular, as long as the Fund is positioned to seek profits from a major U.S. equity market decline, the value of the Fund's shares may be adversely affected during periods in which there are stable or rising market conditions.


Two of the main risks of the Fund are interest rate risk and credit risk. Typically, when interest rates rise, the market value of debt securities, such as those held by the Fund, will decline. Debt securities with longer maturities are more sensitive to interest rate risk than shorter term debt securities. Accordingly, assuming that there is no change in the creditworthiness of the issuer, the degree of the change in market value of debt securities will depend primarily on changes in prevailing interest rates and the length of the maturity of the debt security. During periods of falling interest rates, the Fund's total return may be subject to reinvestment rate risk. Reinvestment rate risk could occur during a time of declining interest rates due to the need to reinvest prepayments on debt securities, income generated by the Fund's assets, or a substantial inflow of money into the Fund. The Fund's total return may suffer as a result of reinvestment rate risk to the extent the market value gains caused by falling interest rates are not enough to offset the lower rates of return available for the continuing investment or reinvestment of the Fund's assets. Credit risk is the risk that the issuer of a debt security may not be able to pay principal and interest payments on time. The market's perception that an issuer might not be able to make such timely payments may negatively affect the market value of that issuer's debt securities.


The Fund also is subject to market risks that affect the value of its shares, including general economic and market conditions. To the extent that the Fund has significant equity exposure, the value of the Fund's shares will be influenced by conditions in the stock markets, as well as the performance of the companies and industries selected for the Fund's portfolio.

The Fund is classified as "non-diversified." It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to problems affecting the issuers of the securities it holds.


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                                                                              13

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Investments  in  foreign  securities  may be  riskier  than  investments  in the securities of U.S. issuers. Foreign issuers may be affected by political, social, and economic instability. Some foreign securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be
less  public  information   available,   differing   settlement   procedures  or
regulations, and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund invests in a security which is not denominated in U.S. dollars, it also will be subject to currency exchange risk. These risks increase when investing in issuers located in emerging markets.


High yield securities, which are rated "Ba" or lower by Moody's or "BB" or lower by S&P, may have fewer protective provisions and are generally riskier and less liquid than higher rated securities. Issuers of these securities may have trouble making principal and interest payments when difficult economic conditions exist.

The market value of convertible securities tends to decline as interest rates increase. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements, and short-term debt obligations, such as commercial paper, bank obligations, and U.S. Treasury bills, including while the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return and prevent the Fund from achieving its investment objective as these securities earn only limited returns.

Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other investments. An investment in derivatives may entail the loss of an entire derivative position. In certain cases, the use of derivatives may result in losses which exceed the Fund's original investment in derivatives.

If the interest rates on floating and variable rate securities fall, the Fund's yield may decline and it may lose the opportunity for capital appreciation.


The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increasing your taxable dividends.

                           COMSTOCK CAPITAL VALUE FUND

INVESTMENT STRATEGIES:

The Fund follows a value oriented strategy. The Fund invests in, and may shift frequently among, a wide range of asset classes and market sectors. These include foreign and domestic equity and debt securities, money market instruments, and derivatives. The Fund is classified as a diversified portfolio. As a result, the Adviser has considerable flexibility in selecting the types of investments and market sectors for investment of the Fund's assets and is not required to maintain any minimum portion of the Fund's assets in any particular asset class. The Fund may use either long or short positions in pursuit of its objective. The Fund's investment performance will depend in large part on the asset allocation selected by the portfolio managers.

The Fund may invest in a wide range of securities. Equity securities in which the Fund may invest include common and preferred stock (including convertible preferred stock), warrants, and depository receipts. There is no restriction on the market capitalization of the Fund's equity securities. Debt securities in which the Fund may invest include U.S. corporate debt, U.S. government and agency debt, and foreign sovereign and other debt securities (including sovereign and other debt securities from emerging market issuers). The Fund may invest up to 65% of its assets in the equity and debt securities of foreign issuers.



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The Fund may also invest in debt  securities  convertible  into shares of common stock. The Fund's debt securities may have fixed, floating, or variable rates of interest.

The Fund may invest without limit in debt securities with no minimum rating assigned by Moody's or S&P. However, the Fund intends to invest less than 35% of its assets in debt securities rated at the time of purchase "Ba" or lower by Moody's or "BB" or lower by S&P (commonly referred to as "junk bonds").

The Fund may invest in high quality domestic and foreign money market instruments, and may enter into repurchase agreements. In addition, when the Adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests, the Fund may invest without limit in short-term debt obligations, such as commercial paper, bank obligations, and U.S. Treasury bills.

There is no restriction on the maturity of the Fund's portfolio or on any individual debt security in the Fund's portfolio. The Adviser may adjust the average maturity according to actual or anticipated changes in the market.


The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, with the expectation that the security's value will decline. To complete a short sale, the Fund must borrow the security to make delivery, and then replace the security by purchasing it. The total market value of all of the Fund's short sales may not exceed 50% of the value of the Fund's net assets. In addition, the Fund's short sales of the securities of any single issuer listed on a national securities exchange may not exceed 5% of the value of the Fund's net assets, and the Fund may not sell short more than 5% of the outstanding securities of a single class of securities of an issuer. The Fund may enter into short sales of securities the Fund owns, but such sales cannot exceed 15% of the value of the Fund's net assets. The Fund's compliance with these limitations is calculated at the time a transaction is effected.

The Fund intends to invest in derivatives, which are financial instruments whose value is based on another security, an index of securities or market changes, or exchange rate movements. The Fund may use derivatives to hedge various market risks. Derivative strategies the Fund may use include writing covered call or put options or purchasing put and call options on securities, foreign currencies, or stock indices. The Fund may also purchase or sell stock index futures contracts or interest rate futures contracts and may enter into interest rate or forward currency transactions. In addition, the Fund may purchase futures and options on futures and may purchase options on securities or securities indices for speculative purposes in order to increase the Fund's income or gain. The Fund may enter into futures contracts and options on futures for speculative purposes if, immediately thereafter, the sum of the amount of its initial margin on futures contracts and premiums on options on futures would not exceed 5% of the liquidation value of the Fund's portfolio; provided, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating this 5% limitation. In addition to the preceding limitation, the value of all uncovered put and call options held by the Fund cannot exceed 10% of the Fund's net assets. The Fund may not write covered call and put option contracts in excess of 20% of its net assets. The Fund's compliance with these limitations is only calculated at the time any new position is added, with the result that the limitations may be exceeded if derivative positions held by the Fund appreciate.

RISKS:

While the Fund seeks to maximize total return, there is no guarantee that shares of the Fund will not lose value. This means that you can lose money on your investment in the Fund. The Fund may not be able to achieve its objective if the portfolio managers' expectations regarding particular securities or markets are not met. In particular, as long as the Fund is positioned to seek profits from a major U.S. equity market decline, the value of the Fund's shares may be adversely affected during periods in which there are stable or rising market conditions.



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The Fund is  subject  to market  risks  that  affect  the  value of its  shares, including general economic and market conditions. To the extent the Fund has significant equity exposure, the value of the Fund's shares will be influenced by conditions in the stock markets, as well as the performance of the companies and industries selected for the Fund's portfolio.

To the extent the Fund's assets are invested in debt securities, the Fund is subject to credit risk and interest rate risk. Typically, when interest rates rise, the market value of debt securities, such as those held by the Fund, will decline. Debt securities with longer maturities are more sensitive to interest rate risk than shorter term debt securities. During periods of falling interest rates, the Fund's total return may be subject to reinvestment rate risk. Reinvestment rate risk could occur during a time of declining interest rates due to the need to reinvest prepayments on debt securities, income generated by the Fund's assets or a substantial inflow of money into the Fund. The Fund's total return may suffer as a result of reinvestment rate risk to the extent the market value gains caused by falling interest rates are not enough to offset the lower rates of return available for the continuing investment or reinvestment of the Fund's assets. Credit risk is the risk that the issuer of a debt security may not be able to pay principal and interest payments on time. The market's perception that an issuer might not be able to make such timely payments may negatively affect the market value of that issuer's debt securities.


Investments in foreign securities may be riskier than investments in the securities of U.S. issuers. Foreign issuers may be affected by political, social, and economic instability. Some foreign securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures or regulations, and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund invests in a security which is not denominated in U.S. dollars, it also will be subject to currency exchange risk. These risks increase when investing in issuers located in emerging markets.


High yield securities, which are rated "Ba" or lower by Moody's or "BB" or lower by S&P, may have fewer protective provisions and are generally riskier and less liquid than higher rated securities. Issuers of these securities may have trouble making principal and interest payments when difficult economic conditions exist.

The market value of convertible securities tends to decline as interest rates increase. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the price of a security sold "short" by the Fund declines between the date of the short sale and the date on which the Fund replaces the borrowed security, the Fund will make money on the transaction. If the price of the "shorted" security increases between these two dates, the Fund will incur a loss.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements, and short-term debt obligations, such as commercial paper, bank obligations, and U.S. Treasury bills, including while the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return and prevent the Fund from achieving its investment objective as these securities earn only limited returns.

Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other investments. An investment in derivatives may entail the loss of an entire derivative position. In certain cases, the use of derivatives may result in losses which exceed the Fund's original investment in derivatives.


If the interest rates on floating or variable rate securities fall, the Fund's yield may decline and it may lose the opportunity for capital appreciation.



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The Fund may trade securities actively,  which could increase transaction costs, thus lowering performance, and increasing your taxable dividends.

                             MANAGEMENT OF THE FUNDS

THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, NY 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds' investment program under the general supervision of the Company's Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended April 30, 2007, the Adviser is entitled to an advisory fee computed daily and payable monthly, at the annual rates set forth below:

                                              RATE AS PER     AMOUNT ACTUALLY
   FUND                                        AGREEMENT    RECEIVED BY ADVISER
   ----                                       -----------   -------------------
Strategy Fund .............................      0.85%             0.85%
Capital Value Fund ........................      1.00%             1.00%

The Funds' semi-annual report to shareholders for the period ended October 31, 2006 contains a discussion of the basis of the Board's determination to continue the investment advisory arrangements as described above.


PORTFOLIO MANAGERS. The portfolio managers for the Funds are Charles L. Minter and Martin Weiner. Mr. Minter and Mr. Weiner are jointly responsible for the day to day management of each of the Funds.

Mr. Minter is currently a Director of the Company. Mr. Minter has been a portfolio manager with the Adviser since May of 2000. Prior to May 2000, Mr. Minter was Chairman and Chief Executive Officer of Comstock Partners, Inc. ("Comstock Partners"), the Funds' previous investment adviser. Mr. Minter was one of the founders of Comstock Partners which was formed in 1986. Prior to forming Comstock Partners, Mr. Minter worked for Merrill Lynch from 1966 to 1986, serving as Vice President Institutional Sales from 1976 to 1986. Mr. Minter was involved (with his prior partners) in the management of the Strategy Fund since its inception and the Capital Value Fund (including its predecessor, the Dreyfus Capital Value Fund) since April 30, 1987. Mr. Minter has an M.B.A. degree with distinction from New York University's Graduate School of Business and a B.S. degree from Florida State University.

Mr. Weiner has been a portfolio manager with the Adviser since May of 2000. Prior to May 2000, Mr. Weiner, a Chartered Financial Analyst, was employed by Comstock Partners. Mr. Weiner has been Co-Portfolio Manager since 1999. He joined Comstock Partners in 1995 as a research analyst and became its President in 1999. He began his career as a financial analyst at the Securities and Exchange Commission ("SEC") in 1959. From 1966 to 1969, he was Equity Analyst and Division Chief at the Value Line Investment Survey, and from 1969 to 1974, he was Equity Analyst and then Vice President at Standard & Poor's Intercapital. In 1974, Mr. Weiner joined the Grumman Corporation where he served as Senior Equity Portfolio Manager for the employee benefit plan from 1978 to 1994. Mr. Weiner has a M.S. degree in Finance from Columbia University's Graduate School of Business and a B.A. in Economics from Brooklyn College.

The Funds' SAI provides additional information about the portfolio managers' compensation and their ownership of securities in the Funds. They do not manage any other accounts.


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                                CLASSES OF SHARES

SALES CHARGES, ANNUAL FEES, AND CHOOSING A SHARE CLASS

The Strategy Fund offers two options for purchasing shares: Class A Shares and Class C Shares. The Capital Value Fund offers four options for purchasing shares: Class A Shares, Class B Shares, Class C Shares, and Class R Shares. Class B Shares are not currently available for new purchases, other than exchanges from Class B Shares of other Gabelli/GAMCO funds.

ABOUT SALES CHARGES


Class A Shares, Class B Shares, and Class C Shares each carry their own sales charges. There are also ongoing charges that all investors pay as long as they own their shares. Class A Shares have an initial sales charge which is deducted directly from the money you invest. Class B Shares have a contingent deferred sales charge ("CDSC") which is deducted directly from your account when you sell your shares within six years. You don't pay any sales charge when you buy Class B Shares, but you may have to pay a charge when you sell them, depending on how long you hold them. Class C Shares also have a CDSC that you may have to pay if you sell your shares within 12 months of buying them. Class R Shares have no sales charges but are only available to a limited group of investors.


SERVICE AND DISTRIBUTION FEES

Service and distribution fees are ongoing charges that investors pay as long as they own their shares. The Funds have adopted Rule 12b-1 service and distribution plans for Class A, Class B, and Class C Shares, as applicable, under which each Fund pays annual fees for distribution of the Fund's shares and shareholder services at the following rates:

      o 0.25% of the average daily net assets attributed to Class A Shares (as a distribution and service fee)

      o 1.00% of the average daily net assets attributed to Class B Shares (0.75% for distribution fees; 0.25% for service fees)

      o 1.00% of the average daily net assets attributed to Class C Shares (0.75% for distribution fees; 0.25% for service fees)


These are annual rates based on the value of each of these Classes' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B and Class C Shares will have higher annual expenses. Rule 12b-1 fees are paid out of the Funds' assets on an on-going basis and over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. These payments cover such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares and the servicing of accounts. Payments are not tied to actual expenses incurred. There are no service or distribution fees for Class R Shares.


In selecting a class of shares in which to invest, you should consider:

      o     the length of time you plan to hold the shares;

      o the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your investment increases if the Fund's assets increase in value and decreases if the Fund's assets decrease in value;

      o whether you qualify for a reduction or waiver of the Class A sales charge;

      o that Class B Shares convert to Class A Shares six years after purchase; and

      o     new investments in Class B Shares are no longer available.


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The following  sections include  important  information  about sales charges and sales charge reductions and waivers available to investors in Class A Shares and describes information or records you may need to provide to the Funds or your broker in order to be eligible for sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers of the various classes of the Funds' Shares is also available free of charge and in a clear and prominent format on our website at www.gabelli.com (click on "Mutual Funds - Sales Load and Breakpoint Info").


CLASS A SHARES (STRATEGY FUND AND CAPITAL VALUE FUND)

The initial sales charge is deducted directly from the money you invest. As the table that follows shows, the charge is lower for larger investment amounts. The public offering price of Class A Shares is the net asset value plus the initial sales charge. The applicable Fund receives the net asset value.

The following chart shows the sales charges imposed on Class A Shares at the time of purchase for both the Strategy Fund and the Capital Value Fund:

                                                TOTAL SALES CHARGE (CLASS A SHARES)
                                         --------------------------------------------------
                                                                              REALLOWANCE
                                           AS % OF THE         AS % OF             TO
AMOUNT OF INVESTMENT                     OFFERING PRICE*   AMOUNT INVESTED   BROKER-DEALERS
--------------------                     ---------------   ---------------   --------------
Under $50,000 ........................       5.75%              6.10%             5.00%
$50,000 but under $100,000 ...........       4.75%              4.99%             4.00%
$100,000 but under $250,000 ..........       3.75%              3.90%             3.00%
$250,000 but under $500,000 ..........       2.75%              2.83%             2.25%
$500,000 but under $1 million ........       2.00%              2.04%             1.75%
$1 million but under $2 million ......       0.00%**            0.00%             1.00%
$2 million but under $5 million ......       0.00%**            0.00%             0.50%
$5 million or more ...................       0.00%**            0.00%             0.25%

----------
*     Includes front-end sales load.

** Subject to a 1% CDSC for eighteen months after purchase if no front-end sales charge was paid at the time of purchase.

There is no sales charge for investments in Class A Shares of $1 million or more, except that you will pay a deferred sales charge of 1% if you purchase $1 million or more of Class A Shares without a sales load and you redeem all or part of your shares within eighteen months after purchase. No sales charge is imposed on reinvestment of distributions if you select that option in advance of the distribution. Gabelli & Company, Inc., the Funds' distributor (the "Distributor") may pay a dealer concession of up to 1% on investments made with no initial sales charge. The fee may be waived if no dealer concession is paid.

BREAKPOINTS OR VOLUME DISCOUNTS


The Funds offer you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.


Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges. If you invest $50,000 or more in Class A Shares of a Fund, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1% CDSC may apply if shares are redeemed within eighteen months after purchase.



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SALES CHARGE REDUCTIONS AND WAIVERS -- CLASS A SHARES:

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive Volume Discounts and (2) investors who sign a Letter of Intent agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.


You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.


VOLUME DISCOUNTS/RIGHTS OF ACCUMULATION. In order to determine whether you qualify for a Volume Discount under the sales charge schedule above, you may combine your new investment and your existing investments in Class A Shares with those of your immediate family (spouse and children under age 21), your and their Individual Retirement Accounts ("IRAs") and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A Shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Funds use the current net asset value of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a Volume Discount.

LETTER OF INTENT. If you initially invest at least $1,000 in Class A Shares of a Fund and submit a Letter of Intent (the "Letter") to your broker or the Distributor, you may make purchases of Class A Shares of the Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current net asset value per share ("NAV"). For more information on the Letter, call your broker.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS. In order for you to take advantage of sales charge reductions, you or your broker must notify the Funds that you qualify for a reduction. Without notification, the Funds are unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:


      o     all of your accounts at the Fund or a broker;

      o     any account of yours at another broker; and


      o accounts of related parties of yours, such as members of your immediate family, at any broker.


You should therefore keep copies of these types of records.


INVESTORS ELIGIBLE FOR SALES CHARGE WAIVERS. Class A Shares of each Fund may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, Boston Financial Data Services, Inc. ("BFDS"), State Street Bank and Trust Company, the Funds' Transfer Agent ("State Street"), PFPC Inc. and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and thier officers, directors, trustees, general partners, employees and directors of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment), the term "immediate family" for



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20

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this purpose refers to a person's spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children; (3) any other investment company in connection with the combination of such company with the Funds by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Funds and who wish to reinvest in the Funds, provided the reinvestment is made within 45 days of the redemption; (5) tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (6) qualified employee benefit plans established pursuant to
Section 457 of the Code that have established omnibus accounts with the Funds or an intermediary; (7) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Funds (plan sponsors are encouraged to notify the Funds' Distributor when
they  first  satisfy  these  requirements);   (8)  any  unit  investment  trusts
registered under the Investment Company Act of 1940, as amended (the "1940 Act") which have shares of the Funds as a principal investment; (9) investment advisory clients of GAMCO Asset Management Inc. and their immediate families;
(10) employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser; (11) financial institutions purchasing Class A Shares of the Funds for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Funds' Distributor; (12) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent; (13) exchanged shares of Comstock Strategy Fund Class A and/or Class O Shares into Comstock Capital Value Fund Class A Shares; and (14) investments made to achieve a minimum investment balance of $1,000 in an account.


Investors who qualify under any of the categories described above should contact their brokerage firm.

CLASS B SHARES (CAPITAL VALUE FUND ONLY)

Class B Shares are not currently available for new purchases other than exchanges from Class B Shares of other Gabelli/GAMCO funds.

The deferred sales charge is deducted directly from your investment when you sell your shares. It is a percentage of the original purchase price or the current value of the shares, whichever is lower. As the table shows, the CDSC goes down the longer you hold your shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the end of the sixth year after purchase.


   YEARS SINCE                 CLASS B SHARES
     PURCHASE                       CDSC
   -----------                 --------------
      First                         4.00%
      Second                        4.00%
      Third                         3.00%
      Fourth                        3.00%
      Fifth                         2.00%
      Sixth                         1.00%
      Seventh and thereafter        0.00%

We calculate  the CDSC from the month you buy your shares.  We always redeem the
shares  with  the  lowest  CDSC  first.   Shares  acquired  by  reinvestment  of
distributions can be sold without a CDSC.


The Distributor pays sales commissions of up to 4.00% of the purchase price of Class B Shares of the Fund to brokers at the time of sale that initiate and are responsible for purchases of such Class B Shares of the Fund.


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                                                                              21

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You will not pay a CDSC to the  extent  that the  value of the  redeemed  shares represents reinvestment of dividends or capital gain distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of dividends and capital gain distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

      We will waive the CDSC payable upon redemptions of shares for:

      o redemptions and distributions from retirement plans made after the death or disability of a shareholder;

      o minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2;

      o     involuntary redemptions made by the Fund;

      o a distribution from a tax-deferred retirement plan after your retirement; and

      o returns of excess contributions to retirement plans following the shareholder's death or disability.

CONVERSION FEATURE - CLASS B SHARES:


      o Class B Shares automatically convert to Class A Shares on the first business day of the seventy third month following the month in which you acquired such shares.


      o After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares, which will increase your investment return compared to the Class B Shares.

      o You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

      o The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

      o If you exchange Class B Shares of one fund for Class B Shares of another fund, your holding period for calculating the CDSC will be from the time of your original purchase of Class B Shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.


The Funds' Board may suspend the automatic conversion of Class B Shares to Class A Shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.


CLASS C SHARES (STRATEGY FUND AND CAPITAL VALUE FUND)

The CDSC is deducted directly from your investment when you sell your shares. It is equal to 1% of the original purchase price or the current value of the shares, whichever is lower. You will pay a CDSC when you redeem Class C Shares within approximately twelve months of buying them. We calculate the CDSC from the month you buy your shares. We always redeem the shares with the lowest CDSC first.


The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of a Fund at the time of sale to brokers that initiate and are responsible for purchases of such Class C Shares of a Fund.


Unlike Class B Shares, Class C Shares are never converted to Class A Shares. That means you keep paying the higher distribution and service fees associated with Class C Shares as long as you hold them.


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22

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Over the long term,  this can add up to higher total fees than either Class A or
Class B Shares.

The maximum amount of Class C Shares that are eligible for purchase by an investor is limited to $1 million.

CLASS R SHARES (CAPITAL VALUE FUND ONLY)

Class R Shares have no sales charges and no distribution or service fees, but are only available to certain institutional investors and certain benefit or retirement plans.

COMPARING SHARE CLASSES

The table below summarizes the sales charges and fees applicable to each class of shares.


-----------------------------------------------------------------------------------------------------------
                                                       CLASS B                                   CLASS R
                                CLASS A             (CAPITAL VALUE           CLASS C         (CAPITAL VALUE
                              (BOTH FUNDS)            FUND ONLY)           (BOTH FUNDS)        FUND ONLY)
-----------------------------------------------------------------------------------------------------------
FRONT-END SALES          Yes. The percent-       No.                   No.                   No.
LOAD?                    age declines as the
                         amount invested
                         increases.
-----------------------------------------------------------------------------------------------------------
CONTINGENT DEFERRED      No, except for          Yes, for shares       Yes, for shares       No.
SALES CHARGE?            shares redeemed         redeemed within       redeemed within
                         within eighteen         seventy-two           twelve months after
                         months after pur-       months after pur-     purchase.
                         chase as part of an     chase. Declines
                         investment greater      over time.
                         than $1 million if no
                         front-end sales
                         charge was paid at
                         the time of pur-
                         chase.
-----------------------------------------------------------------------------------------------------------
RULE 12b-1 FEE?          0.25%                   1.00%                 1.00%                 None.
-----------------------------------------------------------------------------------------------------------
CONVERTIBLE TO ANOTHER   No.                     Yes. Automatically    No.                   No.
CLASS?                                           converts to Class A
                                                 Shares approxi-
                                                 mately seventy-two
                                                 months after pur-
                                                 chase.
-----------------------------------------------------------------------------------------------------------


REDEMPTION FEE


Generally, if you sell or exchange your shares within seven (7) days or less after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount which is payable to the Fund. See "Redemption of Shares" herein.


                               PURCHASE OF SHARES


You can purchase the Funds' shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares through registered broker-dealers, banks, or other financial intermediaries that have entered into appropriate selling agreements with the Funds' Distributor.



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The  broker-dealer,  bank,  or other  financial  intermediary  will  transmit  a purchase order and payment to State Street on your behalf. Broker-dealers, banks, or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Funds.

Presently, Class B Shares may only be acquired through an exchange of Class B Shares of another Gabelli/GAMCO fund.

Class R Shares may only be purchased by institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial, or similar capacity for certain benefit plans and retirement plans.


      o BY MAIL OR IN PERSON. Your broker-dealer, bank, or financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the Fund(s), and class of shares you wish to purchase.


            BY MAIL                                  BY PERSONAL DELIVERY
            -------                                  --------------------
            THE GABELLI FUNDS                        THE GABELLI FUNDS
            P.O. BOX 8308                            C/O BFDS
            BOSTON, MA 02266-8308                    30 DAN ROAD
                                                     CANTON, MA 02021-2809

      o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund(s) at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                               RE: THE _______FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110


      If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail". Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers.

SHARE PRICE. The Funds sell their shares at the NAV next determined after the time as of which the Funds receive your completed subscription order form and your payment, subject to an up-front sales charge in the case of Class A Shares as described under "Classes of Shares - Class A Shares." See "Pricing of Fund Shares" for a description of the calculation of the NAV.


MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans.


There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.


RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Funds make available IRA, "Roth" IRA, and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans


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24

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which  are  employer  sponsored,   including  deferred  compensation  or  salary
reduction plans known as "401(k) Plans". The minimum initial investment in all such retirement plans is $250. There is no minimum for subsequent investments in retirement plans.


AUTOMATIC INVESTMENT PLAN. The Funds offer an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Funds' transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.


GENERAL. State Street will not issue share certificates unless you request them. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Funds' best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Funds' minimum purchase requirements.



CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company, on behalf of the Funds, to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information may be rejected or placed on hold until the Company verifies the account holder's identity.

THIRD PARTY ARRANGEMENTS. The Adviser and its affiliates utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Funds available to their customers. Subject to tax limitations and approval by the Board, the Funds may also make payments to third parties out of their own assets (other than 12b-1 payments), for a portion of the charges for these programs generally representing savings experienced by the Funds resulting from shareholders investing in the Funds through such programs rather than investing directing in the Funds.

The Adviser or an affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payments under the Funds' distribution plans), make cash payments to some but not all brokers, dealers, or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds, and/or to promote retention of their customers' assets in the Funds. These payments, sometimes referred to as "revenue sharing", do not change the price paid by investors to purchase the Funds' shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) shareholder servicing, transaction processing, subaccounting services, marketing support, and/or access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of shareholder accounts, and finder's fees that vary depending on the Fund and/or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales;



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(ii) as a percentage of net assets;  and/or (iii) as a fixed dollar amount.

The Adviser or an applicable affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the NASD, such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable NASD rules. In certain cases these other payments could be significant.

The Adviser or an applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments (expressed as a percentage of net assets) range from 0.10% to 0.40% per year of the average daily net assets of the applicable Fund attributable to the particular firm depending on the nature and level of services and other factors.


                              REDEMPTION OF SHARES


You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell their shares or accurately determine the value of their assets, or if the SEC orders the Funds to suspend redemptions.

The Funds redeem their shares based on the NAV next determined after the time as of which the Funds receive your redemption request in proper form, subject in some cases to a CDSC, as described under "Classes of Shares - Class B Shares" or "Classes of Shares - Class C Shares." See "Pricing of Fund Shares" for a description of the calculation of NAV.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV next determined (less any applicable CDSC) after the time as of which the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.


The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Funds believe that excessive short-term trading of Fund shares creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of the Funds' shares.


In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time the Funds determine their NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of a Fund's shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that a Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of a Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Funds have adopted procedures designed to adjust closing market prices of foreign securities before they calculate their NAV when it believes such an event has occurred that will have more than a minimal effect on the Funds NAV. Prices are adjusted to reflect what the Funds believe are the fair values of these foreign securities at the time a Fund determines its



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short-term trading in Fund shares each Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on their shares (Comstock Strategy Fund offers Class A and Class C Shares and Comstock Capital Value Fund offers Class A, Class B, Class C, and Class R Shares, collectively for the Funds, the "Shares") that are purchased and redeemed or exchanged within seven (7) days or less after the date of a purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Funds and does not benefit the Funds' Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to each Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by a Fund,
(iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place. In addition, the Funds may postpone the effective date for the assessment of the redemption fee for shares purchased prior to October 16, 2007, through certain qualified and non-qualified retirement plans if recordkeepers for such retirement plan participants cannot implement redemption fees because of operational limitations, and provide verification to that effect. The Funds anticipate that beginning October 16, 2007, pursuant to recently adopted rules of the SEC, the Funds will generally have increased access to information about shareholder transactions in accounts held through omnibus and similar arrangements so that the Funds will be able to more effectively prevent short-term trading, assess redemption fees, and administer appropriate waivers. The Funds seek to apply these policies uniformly.


The Funds continue to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Funds' view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Funds and to limit, delay, or impose other conditions on exchanges or purchases. The Funds have adopted a policy of seeking to minimize short-term trading in their shares and monitor purchase and redemption activities to assist in minimizing short-term trading.


In the event that you wish to redeem shares in a registered account established by a broker-dealer or other financial intermediary, and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of Shares, all owners must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a signature guarantee.

INVOLUNTARY REDEMPTION. Either Fund may redeem all shares in your account if that Fund's value falls below $1,000. You will be notified in writing if the Funds initiate such action and allowed 45 days to increase



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the value of your account to at least $1,000. The Distributor will waive any CDSC in connection with an involuntary redemption.


REDEMPTION PROCEEDS. A redemption request received by a Fund will be effected at the NAV next determined after the time as of which a Fund or, if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund(s) shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Fund(s) will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

REDEMPTION  IN KIND.  Either  Fund may pay your  redemption  proceeds  wholly or partially in portfolio securities. Payments would be made in portfolio securities only in the rare instance that the Board believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.


                               EXCHANGE OF SHARES


You can exchange shares of a Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative net asset values. You may call your broker to obtain a list of the funds whose shares you may acquire through an exchange. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund(s) (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. The Funds or any of the other funds may impose limitations on, or terminate, the exchange privilege with respect to such fund or investor at any time.


In effecting an exchange:


o you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;


o if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

o if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

o     you may realize a taxable gain or loss;


o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and


o you should be aware that brokers may charge a fee for handling an exchange for you.


      You may exchange shares by telephone, by mail, over the Internet, or through a registered broker-dealer or other financial intermediary.


      o     EXCHANGE  BY  TELEPHONE.  You  may  give  exchange  instructions  by
            telephone  by  calling  800-GABELLI  (800-422-3554).   You  may  not
            exchange shares by telephone if you hold share certificates.

      o     EXCHANGE BY MAIL.  You may send a written  request for exchanges to:
            THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.


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28

--------------------------------------------------------------------------------

      o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Funds may impose limitations from time to time on Internet exchanges.

The Funds or any of the other funds may modify or terminate the exchange privilege with respect to such fund at any time. You will be given notice 60 days prior to any material change in the exchange privilege.


Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Funds. This charge is set by your broker and does not benefit the Funds or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.

PORTFOLIO HOLDINGS. A description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.


                             PRICING OF FUND SHARES


Each Fund's NAV is calculated separately for each class of shares of each Fund on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

Each Fund's NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Each class of each Fund's NAV is computed by dividing the value of the applicable Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of the NAV of each class of each Fund next made as of a time after the time as of which a purchase or redemption order is received in proper form.

Portfolio securities for which market quotations are readily available are valued at their current market value. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Fund's Board. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board whenever the Fund concludes that occurrences after such closing times may have more than a minimal effect on the value of its portfolio. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quo-



-------------------------------------------------------------------------------

--------------------------------------------------------------------------------


tations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

When a market price is not readily available, a portfolio security is valued at its fair value, as determined in good faith under procedures established by the Board. In determining fair value, the Funds' pricing procedures establish a process and methodology to be employed by the Adviser in attempting to ascertain, in good faith, fair value. Fair value is defined as the amount for which securities could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the security. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular security or when an event will affect the market price of a security and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that security. The Board will review the Adviser's fair value determinations periodically. The value of a Fund's portfolio may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends out of net investment income and capital gains, if any, will be paid annually for the Capital Value Fund. Dividends out of net investment income will be paid quarterly and capital gains, if any, will be paid annually for the Strategy Fund. You may have dividends or capital gain distributions that are declared by a Fund automatically reinvested at NAV in additional shares of that Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying your broker or the Fund(s) in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that either Fund will pay any dividends or realize any capital gains or other income. Dividends and distributions may differ for different classes of shares.


                                 TAX INFORMATION


The Funds expect that distributions will consist primarily of investment company taxable income, net capital gains, and/or a return of capital. Capital gains may be taxed at different rates depending on the length of time the Funds hold the assets giving rise to such capital gains. Dividends out of net investment company taxable income and distributions of net short-term capital gains (i.e., gains from assets held by the Funds for one year or less) are taxable to you as ordinary income except that certain qualified dividends received by the Funds and distributed to you may be eligible for a reduced rate. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. However, as of the date of this prospectus, each Fund has a large capital loss carryforward that may be used to offset any current or future realized capital gains. Until this carryforward expires or is offset completely by realized capital gains, shareholders will not receive distributions of, or pay taxes on, those capital gains. The Funds' distributions, whether you receive them in cash or reinvest them in addi-



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30

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tional shares of the Funds, generally will be subject to federal,  state, and/or local taxes. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of the Funds' shares; and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to federal withholding tax. The tax basis of your holdings will be reduced to the extent you receive any distributions treated as a non-taxable return of capital.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Funds.


                            MAILINGS TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each Fund for the past five fiscal years. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds' designated class of shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Funds' financial statements and related notes are included in the annual report, which is available upon request.


--------------------------------------------------------------------------------

COMSTOCK FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                               INCOME FROM INVESTMENT OPERATIONS                  DISTRIBUTIONS
                            ----------------------------------------   ------------------------------------

                                              Net
                Net Asset                 Realized and      Total
   Period        Value,        Net         Unrealized        from         Net        Return
   Ended        Beginning   Investment   Gain (Loss) on   Investment   Investment      of         Total
  April 30      of Period    Income(a)     Investments    Operations     Income     Capital   Distributions
-------------   ---------   ----------   --------------   ----------   ----------   -------   -------------
STRATEGY FUND
CLASS O
   2007          $  2.68     $  0.07        $ (0.27)       $ (0.20)     $ (0.07)         --      $ (0.07)
   2006             3.24        0.06          (0.56)         (0.50)       (0.06)         --        (0.06)
   2005             3.71        0.04          (0.40)         (0.36)       (0.08)    $ (0.03)       (0.11)
   2004             4.35        0.04          (0.55)         (0.51)       (0.13)         --        (0.13)
   2003             4.17        0.06           0.29           0.35        (0.17)         --        (0.17)
CLASS A
   2007          $  2.76     $  0.06        $ (0.27)       $ (0.21)     $ (0.07)         --      $ (0.07)
   2006             3.33        0.06          (0.58)         (0.52)       (0.05)         --        (0.05)
   2005             3.79        0.03          (0.40)         (0.37)       (0.06)    $ (0.03)       (0.09)
   2004             4.42        0.03          (0.58)         (0.55)       (0.08)         --        (0.08)
   2003             4.17        0.05           0.29           0.34        (0.09)         --        (0.09)
CLASS C
   2007          $  2.80     $  0.04        $ (0.28)       $ (0.24)     $ (0.05)         --      $ (0.05)
   2006             3.36        0.04          (0.58)         (0.54)       (0.02)         --        (0.02)
   2005             3.83        0.00(c)       (0.41)         (0.41)       (0.04)    $ (0.02)       (0.06)
   2004             4.46        0.00(c)       (0.58)         (0.58)       (0.05)         --        (0.05)
   2003             4.21        0.02           0.28           0.30        (0.05)         --        (0.05)

                                                RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                         --------------------------------------------------------------

                             Net Asset                Net Assets
   Period                      Value,                    End of        Net                    Portfolio
   Ended        Redemption     End of       Total        Period    Investment    Operating    Turnover
  April 30       Fees(a)       Period      Return+    (in 000's)     Income     Expenses(b)     Rate
-------------   ----------   ---------   ----------   ----------   ----------   -----------   ---------
STRATEGY FUND
CLASS O
   2007              --       $  2.41     (7.44)%      $  5,093       2.58%        2.91%          0%
   2006              --          2.68    (15.46)          7,566       2.19         2.38          30
   2005         $  0.00(c)       3.24     (9.77)         10,961       1.09         1.94           1
   2004              --          3.71    (11.85)(d)      14,008       1.04         2.09          58
   2003              --          4.35      8.22(d)       19,159       1.26         1.31           0
CLASS A
   2007              --       $  2.48     (7.81)%      $  1,015       2.32%        3.16%          0%
   2006              --          2.76    (15.69)          1,593       1.91         2.63          30
   2005         $  0.00(c)       3.33     (9.74)          2,551       0.79         2.19           1
   2004              --          3.79    (12.52)(d)       4,553       0.74         2.34          58
   2003              --          4.42      8.09(d)       14,630       0.98         1.56           0
CLASS C
   2007              --       $  2.51     (8.67)%      $    242       1.56%        3.91%          0%
   2006              --          2.80    (15.97)            530       1.29         3.38          30
   2005         $  0.00(c)       3.36    (10.66)            431       0.09         2.95           1
   2004              --          3.83    (13.12)(d)         486       0.02         3.08          58
   2003              --          4.46      7.14(d)          621       0.32         2.21           0


----------
  + Total investment returns exclude the effects of sales loads and assumes the reinvestment of dividends.


(a)   Based on average shares outstanding.


(b) The fund incurred interest expense during the fiscal years ended April 30, 2007 and April 30, 2006. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.85% and 2.37%, 3.10% and 2.62%, and 3.85% and 3.37% for Class O, A, and C
      Shares, respectively.

(c)   Amount represents less than $0.005 per share.

(d) Total return excluding the effect of the reimbursements of investment losses from the Fund's Adviser and other service providers of $253,760 for the fiscal year ended April 30, 2003 was 7.48%, 7.11%, and 6.42% for Class O, A, and C Shares, respectively, and of $583,634 for the fiscal year ended April 30, 2004 was (13.75)%, (14.13)%, and (14.93)% for Class O, A,
      and C Shares, respectively.



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COMSTOCK FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:


                                    INCOME FROM INVESTMENT OPERATIONS              DISTRIBUTIONS
                                 ----------------------------------------   --------------------------
                                                   Net
                     Net Asset       Net       Realized and      Total                                                Net Asset
      Period          Value,     Investment     Unrealized        from          Net                                     Value,
       Ended         Beginning     Income     Gain (Loss) on   Investment   Investment       Total       Redemption     End of
     April 30        of Period    (Loss)(a)    Investments     Operations     Income     Distributions     Fees(a)      Period
------------------   ---------   ----------   --------------   ----------   ----------   -------------   ----------   ---------
CAPITAL VALUE FUND
CLASS A
   2007               $  2.33    $  0.09         $ (0.22)       $ (0.13)     $ (0.08)       $ (0.08)     $  0.00(c)    $  2.12
   2006                  2.91       0.05           (0.58)         (0.53)       (0.05)         (0.05)        0.00(c)       2.33
   2005                  3.29       0.00(c)        (0.38)         (0.38)          --             --         0.00(c)       2.91
   2004                  4.25      (0.02)          (0.94)         (0.96)          --             --           --          3.29
   2003                  3.59       0.01            0.70           0.71        (0.05)         (0.05)          --          4.25
CLASS B
   2007               $  2.27    $  0.07         $ (0.20)       $ (0.13)     $ (0.06)       $ (0.06)     $  0.00(c)    $  2.08
   2006                  2.84       0.03           (0.57)         (0.54)       (0.03)         (0.03)        0.00(c)       2.27
   2005                  3.24      (0.02)          (0.38)         (0.40)          --             --         0.00(c)       2.84
   2004                  4.22      (0.05)          (0.93)         (0.98)          --             --           --          3.24
   2003                  3.57      (0.03)           0.71           0.68        (0.03)         (0.03)          --          4.22
CLASS C
   2007               $  2.18    $  0.06         $ (0.19)       $ (0.13)     $ (0.07)       $ (0.07)     $  0.00(c)    $  1.98
   2006                  2.72       0.03           (0.54)         (0.51)       (0.03)         (0.03)        0.00(c)       2.18
   2005                  3.10      (0.02)          (0.36)         (0.38)          --             --         0.00(c)       2.72
   2004                  4.04      (0.05)          (0.89)         (0.94)          --             --           --          3.10
   2003                  3.43      (0.03)           0.68           0.65        (0.04)         (0.04)          --          4.04
CLASS R
   2007               $  2.33    $  0.09         $ (0.21)       $ (0.12)     $ (0.09)       $ (0.09)     $  0.00(c)    $  2.12
   2006                  2.90       0.06           (0.58)         (0.52)       (0.05)         (0.05)        0.00(c)       2.33
   2005                  3.28       0.01           (0.39)         (0.38)          --             --         0.00(c)       2.90
   2004                  4.23      (0.01)          (0.94)         (0.95)          --             --           --          3.28
   2003                  3.58       0.01            0.70           0.71        (0.06)         (0.06)          --          4.23

                                                  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------
                                Net Assets                   Operating    Operating      Dividend
      Period                      End of          Net        Expenses      Expenses       Expense      Portfolio
       Ended          Total       Period       Investment     Before        Net of     on Securities    Turnover
     April 30        Return+    (in 000's)   Income (Loss)   Waivers(b)   Waivers(b)    Sold Short        Rate
------------------   --------   ----------   -------------   ----------   ----------   -------------   ---------
CAPITAL VALUE FUND
CLASS A
   2007               (5.49)%   $  28,841         3.73%         1.92%        1.92%         0.13%           0%
   2006              (18.35)       32,873         2.08          2.20         2.20          0.25            0
   2005              (11.55)       54,025         0.08          1.81         1.81          0.25            0
   2004              (22.59)       75,628        (0.64)         1.97         1.97          0.17           66
   2003               19.49       105,679         0.16          1.70         1.70          0.16            7
CLASS B
   2007               (5.79)%   $   1,518         2.96%         2.67%        2.67%         0.14%           0%
   2006              (19.02)        2,371         1.28          2.96         2.96          0.25            0
   2005              (12.35)        5,397        (0.69)         2.56         2.56          0.25            0
   2004              (23.22)        9,381        (1.32)         2.67         2.67          0.17           66
   2003               18.89        23,485        (0.57)         2.46         2.45          0.17            7
CLASS C
   2007               (6.00)%   $  10,671         3.01%         2.67%        2.67%         0.13%           0%
   2006              (18.74)        7,737         1.32          2.95         2.95          0.25            0
   2005              (12.26)       13,497        (0.67)         2.56         2.56          0.25            0
   2004              (23.27)       19,171        (1.38)         2.71         2.71          0.17           66
   2003               18.66        26,044        (0.65)         2.47         2.47          0.18            7
CLASS R
   2007               (5.24)%   $       5         3.89%         1.64%        1.64%         0.16%           0%
   2006              (17.90)           25         2.31          1.95         1.95          0.25            0
   2005              (11.59)           51         0.31          1.58         1.58          0.25            0
   2004              (22.46)           74        (0.29)         1.66         1.66          0.17           66
   2003               19.43           202         0.30          1.50         1.50          0.20            7


----------
  + Total investment returns exclude the effects of sales loads and assumes the reinvestment of dividends.

(a)   Based on average shares outstanding.

(b) For the fiscal years ended April 30, 2007 and April 30, 2006, the effect of the custodian fee credits were minimal.

(c)   Amount represents less than $0.005 per share.


--------------------------------------------------------------------------------

                    This page was intentionally left blank.

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--------------------------------------------------------------------------------

                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. We are managed by Gabelli Funds LLC and Gabelli Advisers, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

      o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

      o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Funds and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                       THIS IS NOT PART OF THE PROSPECTUS

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              COMSTOCK FUNDS, INC.
                             COMSTOCK STRATEGY FUND
                          COMSTOCK CAPITAL VALUE FUND

--------------------------------------------------------------------------------

FOR MORE INFORMATION:

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Each Fund's semi-annual and audited annual reports to shareholders contain additional information on the Funds' investments. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.


--------------------------------------------------------------------------------
  You can get free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Funds by mail, toll-free phone, or the internet as follows:


                              Comstock Funds, Inc.
                              One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                www.gabelli.com
--------------------------------------------------------------------------------


You can review and/or copy the Funds' prospectus, annual/semi-annual reports and SAI at the Public Reference Room of the SEC. You can get text-only copies:


      o     Free from the Funds' website at www.gabelli.com.


      o For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by calling 202-551-8090.

      o     Free from the EDGAR Database on the SEC's website at www.sec.gov.


(Investment Company Act File No. 811-5502)

--------------------------------------------------------------------------------

                              COMSTOCK FUNDS, INC.
                             COMSTOCK STRATEGY FUND
                           COMSTOCK CAPITAL VALUE FUND

                       Statement of Additional Information


                                 August 28, 2007

This Statement of Additional Information ("SAI"), which is not a prospectus, describes:

o        Comstock Strategy Fund (the "Strategy Fund")
o        Comstock Capital Value Fund (the "Capital Value Fund")

(each a "Fund" and collectively the "Funds") which are series of the Comstock Funds, Inc., a Maryland corporation (the "Company"). This SAI should be read in conjunction with the Funds' Prospectus for Class A Shares, Class B Shares, Class C Shares, and Class R Shares, dated August 28, 2007. This SAI is incorporated by reference in its entirety into the Company's Prospectus. For a free copy of a Prospectus, please contact the Company at the address, telephone number, or Internet website printed below. Portions of the Company's annual report to shareholders are incorporated by reference into this SAI.


                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 WWW.GABELLI.COM

                                TABLE OF CONTENTS
                                                                          PAGE

GENERAL INFORMATION........................................................  2
INVESTMENT STRATEGIES AND RISKS............................................  2
INVESTMENT RESTRICTIONS.................................................... 28
PORTFOLIO HOLDINGS INFORMATION............................................. 31
DIRECTORS AND OFFICERS..................................................... 32
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS................................. 39
INVESTMENT ADVISORY AND OTHER SERVICES..................................... 41
DISTRIBUTION PLANS......................................................... 47
PORTFOLIO TRANSACTIONS AND BROKERAGE....................................... 49
REDEMPTION OF SHARES....................................................... 51
DETERMINATION OF NET ASSET VALUE........................................... 52
ADDITIONAL INFORMATION CONCERNING TAXES.................................... 53
INVESTMENT PERFORMANCE INFORMATION......................................... 56
DESCRIPTION OF THE FUNDS' SHARES........................................... 57
FINANCIAL STATEMENTS....................................................... 59

                               GENERAL INFORMATION

The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and currently consists of two separate portfolios: the Strategy Fund, a non-diversified portfolio, and the Capital Value Fund, a diversified portfolio. The Company was incorporated under the laws of the State of Maryland on March 14, 1988 as Comstock Partners Strategy Fund, Inc., and commenced operations in May of 1988 as a non-diversified, closed-end investment company. The Company converted to an open-end investment company effective as of August 1, 1991. On February 8, 1996, the Company changed its name to Comstock Partners Funds, Inc. and adopted a series fund structure. A series fund is an open-end investment company that has the ability to issue different series of shares representing interests in separate mutual fund portfolios. In that connection, the Strategy Fund, the Company's existing portfolio, became a separate portfolio of the Company and the Capital Value Fund was organized as a new portfolio of the Company. On July 25, 1996, the Capital Value Fund acquired all of the assets, subject to the liabilities (whether contingent or otherwise) of the Dreyfus Capital Value Fund, Inc. in exchange for shares in the Capital Value Fund (the "Reorganization"). The Capital Value Fund commenced operations upon the consummation of the Reorganization. On May 22, 2000, (i) the Company changed its name to Gabelli Comstock Funds, Inc. and (ii) Comstock Partners Strategy Fund and Comstock
Partners Capital Value Fund were renamed Gabelli Comstock Strategy Fund and Gabelli Comstock Capital Value Fund, respectively. On August 3, 2000, (i) the
Company  changed its name to Comstock  Funds,  Inc.  and (ii)  Gabelli  Comstock
Strategy Fund and Gabelli Comstock Capital Value Fund were renamed Comstock Strategy Fund and Comstock Capital Value Fund, respectively.

The Company's principal office is located at One Corporate Center, Rye, New York 10580-1422. The Funds are advised by Gabelli Funds, LLC (the "Adviser").

                         INVESTMENT STRATEGIES AND RISKS

The Funds' Prospectus discusses the investment objectives of the Funds and the principal strategies to be employed to achieve those objectives. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, additional strategies the Funds may utilize, and certain risks associated with such investments and strategies.


Each Fund's debt securities may include obligations issued or guaranteed by the United States government, its agencies or instrumentalities (including repurchase agreements secured by such instruments); obligations issued or guaranteed by a foreign government or any of its political subdivisions, agencies, or instrumentalities; and obligations (including convertible securities) of domestic and foreign corporations, banks, thrift institutions, savings and loan institutions, finance companies, and supranational organizations.


In determining whether a Fund should invest in particular debt securities, the Adviser considers factors such as: the price, coupon and yield to maturity; its assessment of the credit quality of the issuer; the issuer's available cash flow and the related coverage ratios; the property, if any, securing the obligation; and the terms of the debt securities, including the subordination, default, sinking fund, and early redemption provisions. It also will review the ratings, if any, assigned to the securities by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Service ("S&P") or other recognized rating agencies. The judgment of the Adviser as to credit quality of a debt security may differ, however, from that suggested by the ratings published by a rating service.

The Strategy Fund is classified as a "non-diversified" investment company under the 1940 Act, which means that the Strategy Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. In addition, each Fund may invest up to 25% of its total assets, measured at the time of investment, in a single industry, subject to certain exceptions. Since a relatively high percentage of the Strategy Fund's assets may be invested in the obligations of a limited number of issuers and each Fund may invest in a limited number of industries, the Funds may be more susceptible to any single economic, political, or regulatory occurrence than more widely diversified funds.


Each Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve a Fund of any liability for federal income taxes to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Each Fund's investments in securities of the United States government, its agencies or instrumentalities or other regulated investment companies are not subject to these limitations.


In many instances, the Adviser will rely on ratings of debt securities and preferred stock in making its investment decisions. In analyzing unrated debt securities or preferred stock, the Adviser may consider the issuer's experience and managerial strength, changing financial condition, borrowing requirements, or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. The Adviser may also consider relative values based on anticipated cash flow, interest or dividend coverage, and asset coverage and earnings prospects.

CERTAIN INVESTMENT TECHNIQUES

The use of investment techniques such as engaging in financial futures and options and currency transactions, purchasing securities on a forward commitment basis, lending portfolio securities, purchasing foreign securities, investing in illiquid securities, utilizing certain other specialized instruments and, in the case of the Capital Value Fund, engaging in short-selling and leverage through borrowing, involves greater risk than that incurred by many other funds with similar objectives to the Funds. In addition, using these techniques may produce higher than normal portfolio turnover and may affect the degree to which the Funds' net asset value ("NAV") fluctuates. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income.

LOWER RATED SECURITIES

Each Fund is permitted to invest in securities rated below Baa by Moody's and below BBB by S&P. Such securities, though higher yielding, are characterized by risk. These securities, commonly referred to as "junk bonds", provide yields superior to those of more highly rated securities, but involve greater risks (including the possibility of default or bankruptcy of the issuers of such securities) and are regarded as speculative in nature. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher rated securities. In addition, the markets in which securities rated below investment grade and comparable unrated securities are traded are generally more limited than those in which higher rated securities are traded. Because of risks associated with an investment in securities rated below investment grade and comparable unrated securities, an investment in a Fund should not be considered as a complete investment program and may not be appropriate for all investors.

Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Funds will rely on the Adviser's judgment, analysis, and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, and the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events. Once the rating of a security in a Fund's portfolio has been changed, the Adviser will consider all circumstances deemed relevant in determining whether that Fund should continue to hold the security.

The Strategy Fund may invest up to 25% of its total assets in debt securities that are rated below A by either Moody's or by S&P, or, if not rated, are determined by the Adviser to be of comparable quality. With respect to such 25%, the Strategy Fund may invest in debt securities rated as low as C by Moody's or S&P or, if not rated, determined by the Adviser to be of comparable quality. The Capital Value Fund is not subject to any limit on the percentage of its assets that may be invested in debt securities having a certain rating. Thus, it is possible that a substantial portion of the Capital Value Fund's assets may be invested in debt securities that are unrated or rated in the lowest categories of the recognized rating agency (i.e., securities rated C by Moody's or D by S&P). The Capital Value Fund intends to invest less than 35% of its assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P. The
Adviser's decision to invest in lower rated securities is not subject to shareholder approval.

The market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate more over time. These securities are considered by S&P and Moody's, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.


You should carefully consider the relative risks of the Funds investing in higher yielding (and, therefore, higher risk) debt securities. Lower rated securities are rated Ba by Moody's or BB by S&P or as low as the lowest rating assigned by Moody's or S&P. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Obligations rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Obligations rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Obligations rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Obligations rated D by S&P are in default and the payment of interest and/or repayment of principal are in arrears. Such obligations, though high yielding, are characterized by great risk. See "Description of Bond and Commercial Paper Ratings" for a general description of Moody's and S&P securities ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities, which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Funds' ability to achieve their investment objectives may be more dependent on the Adviser's credit analysis than might be the case for funds that invested in higher rated securities.


Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.


Such securities are generally traded only among dealers and institutional investors. The secondary trading market for these securities generally is not as liquid as the secondary market for higher rated securities. The weaker secondary market may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet that fund's liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer. The weaker secondary market also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing that fund's portfolio and calculating its NAV. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may further decrease the values and liquidity of these securities.


The market values of certain lower rated debt securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities.


A Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Funds have no arrangement with any persons concerning the acquisition of such securities, and the Adviser will review carefully the credit and other characteristics pertinent to such new issues.


Lower rated zero coupon securities and pay-in-kind bonds (in which the Capital Value Fund is limited to 5% of its total assets) involve special considerations. Such zero coupon securities, pay-in-kind, or delayed interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the funds will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Funds may obtain no return at all on their investment.

U.S. GOVERNMENT SECURITIES

Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities, and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating, or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. government provides financial support to such U.S. government sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. The Funds will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

FOREIGN SECURITIES

The Strategy Fund may invest without limit, and the Capital Value Fund may invest up to 65% of its assets, in foreign securities, including securities of emerging market issuers. The Funds' investments in foreign and emerging market securities involve certain other considerations and risks not typically associated with investing in domestic securities, including: greater price volatility; uncertainties regarding future social, political and economic developments; the possible imposition of foreign withholding or brokerage taxes or exchange controls; risks of seizure or expropriation; the availability of less information than is generally available in the U.S. and a lack of uniform accounting and auditing standards; higher transaction costs and possible delays or problems with settlement; limited liquidity and relatively small market capitalization of securities markets; high rates of inflation and interest; less government supervision of exchanges, brokers and issuers; difficulty in enforcing contractual obligations; and the possible adverse effects of changes in the exchange rates of foreign currencies in which the Funds' investments may be denominated.

Many countries providing investment opportunities for the Funds have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

Because stock certificates and other evidences of ownership of such securities usually are held outside the United States, the Funds will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits, and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. Custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities.

By investing in foreign securities, the Funds will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt, and its gross domestic product, will also affect the government's ability to honor its obligations.

No established secondary markets may exist for many of the foreign securities in which the Funds may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain foreign securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many foreign securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs may be incurred when a Fund changes investments from one country to another.

Furthermore, some of these securities may be subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by a Fund will reduce its net income available for distribution to its shareholders.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad.


Foreign currency markets offer less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force that Fund to cover its commitments for purchase or resale, if any, at the current market price.


Emerging markets will include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing. Issuers whose principal activities are in countries with emerging markets include issuers: (1) organized under the laws of, (2) whose securities have their primary trading market in, (3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in, a country with an emerging market. In emerging markets, the Funds may also purchase debt securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations"). These include Brady
Bonds, Structured Investments, and Loan Participations and Assignments (as defined below). See "Brady Bonds and Emerging Market Governmental Obligations," "Structured Investments," and "Loan Participations and Assignments" below.

Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Funds will invest in most cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers. The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners also could adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments, and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. These interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations also may be directly involved in negotiating the terms of these arrangements and, therefore, may have access to information not available to other market participants.

Each Fund is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with that Fund's investment objective. A Fund may have limited legal recourse in the event of default with respect to certain Sovereign Debt Obligations it holds. Bankruptcy, moratorium, and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt Obligations.

Expropriation, confiscatory taxation, nationalization, political, economic, or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Funds will invest and could adversely affect the Funds' assets should these conditions or events recur.

Foreign investment in certain Sovereign Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls at times may limit or preclude foreign investment in certain Sovereign Debt Obligations and increase the costs and expenses of the Funds investing in such instruments. Certain countries in which the Funds will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by a domiciliary of the countries, and/or impose additional taxes on foreign investors.

In addition, if deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals, or take other actions, each of which may involve additional costs to the Funds.

DERIVATIVES TRANSACTIONS - OPTIONS, FUTURES, AND CURRENCIES

Each of the Funds is authorized to use certain investment strategies commonly referred to as derivatives, such as trading in options, futures, and foreign currencies for bona fide hedging and/or speculative purposes as specified in the Prospectus. A Fund may write covered put and call options on securities and stock indices and purchase put and call options on securities and stock indices. In addition, through the writing of covered options and the purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts, and options thereon, a Fund at times may speculate or seek to hedge against either a decline in the value of securities owned by them or an increase in the price of securities which it plans to purchase, provided that with respect to all futures contracts traded by a Fund, the Funds will establish segregated accounts consisting of liquid assets in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts. A Fund may also purchase put and call options and write covered put and call options on foreign currencies and enter into exchange-traded contracts for the purchase and sale for future delivery of foreign currencies for speculative purposes or to hedge against declines in the dollar value of foreign portfolio securities and against increases in the dollar value of foreign securities to be acquired. Neither of the Funds is a commodity pool and all futures and related options transactions engaged in by a Fund will constitute bona fide hedging or other permissible transactions in accordance with the Commodity Exchange Act, as amended, and the rules and regulations promulgated by the Commodity Futures Trading Commission ("CFTC"); provided, however, that a Fund may enter into futures contracts and options on futures for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin on futures contracts and premiums on options would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Because the 5% limitation applies only at the time a Fund enters into a futures contract or option thereon, the value of futures contracts and options thereon may be significantly more or less than 5% of the value of the Fund's portfolio. Each Fund may also enter into forward foreign currency exchange contracts ("forward contracts") for speculative purposes or to attempt to minimize the risk to the Fund from adverse changes in the relationship between the United States dollar and foreign currencies. In addition, each Fund may engage in cross-hedging transactions with respect to forward contracts whereby, for example, if the Adviser believes that a foreign currency may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.


In addition to the limitations set forth in the preceding paragraph relating to the use of futures and options on futures, the Funds have adopted certain additional policies relating to derivative transactions. The Strategy Fund will not enter into a derivatives transaction for speculative purposes if, immediately after giving effect to such transaction, the amount of the Strategy Fund's net exposure under all such derivatives transactions would exceed 15% of the Strategy Fund's net assets. For purposes of the foregoing policy, the Strategy Fund's net exposure is measured by the market value of the relevant instruments, after giving effect to any offsetting positions. There is no comparable limitation on the Strategy Fund's ability to enter into derivative transactions for hedging purposes. The Capital Value Fund will not purchase put or call options if, immediately after giving effect to such purchase, the value of all uncovered put and call options held by the Capital Value Fund would exceed 10% of the value of its net assets. The Capital Value Fund may not write (i.e., sell) covered call and put option contracts in excess of 20% of the value of its net assets at the time such option contracts are written. Because the foregoing limitations apply only at the time a Fund enters into a transaction, the value of a Fund's holdings or its net exposure under the relevant instruments may be significantly more or less than at the time of its initial investment.

The ability of the Funds to engage in the options and futures strategies described herein will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. In addition, daily limits on price fluctuations on exchanges on which the Funds conduct their futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Funds to the potential for losses. Therefore no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes stated above. Furthermore, the Funds' ability to engage in options and futures transactions may be limited by tax considerations. Options and futures transactions may involve certain risks which are described herein.

In connection with transactions in stock index futures contracts, interest rate futures contracts, and options thereon written by the Funds on such futures contracts, a Fund engaging in such transactions will be required to deposit as "initial margin" an amount of cash and short-term United States government securities equal to 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

FUTURE DEVELOPMENTS

The Funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Funds' respective investment objectives and legally permissible for the Funds.

WRITING COVERED OPTIONS ON SECURITIES. Each Fund may write covered call options and covered put options on optionable securities and stock indices of the types in which it is permitted to invest from time to time as its Adviser determines is appropriate in seeking to attain its objectives. Call options written by a Fund give the holder the right to buy the underlying securities from that Fund at a stated exercise price; put options give the holder the right to sell the underlying security to a Fund at a stated price.

When a Fund writes covered options, the Fund owns (in the case of a call option) the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or maintains in a segregated account liquid assets with a value equal to or greater than the exercise price of the underlying securities (in the case of a put option). Each Fund may also write combinations of covered puts and calls on the same underlying security.

Each Fund intends to treat certain options in respect of specific securities that are not traded on a securities exchange and the securities underlying covered call options written by a Fund as illiquid securities. See "Illiquid or Restricted Securities."

Each Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

Each Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by that Fund.

Ordinarily, written options will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to, or above the market values of the underlying securities at the time the options are written.

In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money," and "out-of-the-money," respectively. A Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

So long as a Fund's obligation as the writer of an option continues, a Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

PUT AND CALL OPTIONS ON SECURITIES. Each Fund may purchase put options for speculative purposes or to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options for hedging purposes, the Fund engaging in that transaction will reduce any profit it might otherwise have realized on its underlying security by the premium paid for the put option and by transaction costs.

Each Fund may also purchase call options for speculative purposes or to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options for hedging purposes, the Fund engaging in that transaction will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs. Alternatively, a Fund may purchase a call or a put option on a security in lieu of an actual investment in, or disposition of, a particular security if it expects an increase or a decrease, as the case may be, in the price of the security.

The purchase of an option entails a risk of loss of the entire investment because an option may become worthless upon expiration.

An option position may be closed out only if a secondary market for an option of the same series exists on a recognized national securities exchange or in the over-the-counter market. Because of this fact and current trading conditions, the Funds expect to purchase only call or put options issued by the Options Clearing Corporation. The Funds expect to write options on national securities exchanges and in the over-the-counter market.

While they may choose to do otherwise, the Funds generally will purchase or write only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

PURCHASE AND SALE OF OPTIONS AND FUTURES CONTRACTS ON STOCK INDICES. Each Fund may purchase put and call options and write covered put and call options on stock indices for speculative purposes or as a hedge against movements in the equity markets. Each Fund may also purchase and sell stock index futures contracts for speculative purposes or as a hedge against movements in the equity markets.

Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index ordinarily gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in stock included in the index rather than price movements in particular stocks. When a Fund writes an option on a stock index, it will establish a segregated account with the Fund's custodian in which it will deposit liquid assets in an amount equal to the market value of the option, and it will maintain the account while the option is open. As indicated above, the purchase of an option entails a risk of loss of the entire investment because an option may become worthless upon expiration.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.


If the Adviser expects general stock market prices to rise, it might cause a Fund to purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, it might cause a Fund to purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of that Fund's position in such put option or futures contract.


Alternatively, a Fund may purchase a call or a put option (or buy or sell a futures contract) on a stock index in lieu of an actual investment in, or disposition of, particular equity securities if it expects an increase or a decrease, as the case may be, in general stock market prices.

PURCHASE AND SALE OF INTEREST RATE FUTURES CONTRACTS. Each Fund may purchase and sell interest rate futures contracts on United States Treasury bills, notes, and bonds for speculative purposes or to hedge its portfolio of fixed income securities against the adverse effects of anticipated movements in interest rates.

Each Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Fund will fall, thus reducing the NAV of that Fund. This interest rate risk can be reduced without employing futures contracts as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would, as a result of the shortening of maturities, typically reduce the average yield of the Fund engaging in the strategy.

The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of that Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than the transaction costs incurred in the purchase and sale of portfolio securities.

Each Fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested in debt securities it intends to purchase. As such purchases are made, the Funds intend that an equivalent amount of futures contracts will be closed out.

Alternatively, a Fund may buy or sell an interest rate futures contract in lieu of an actual investment in, or disposition of, particular fixed income securities if it expects an increase or a decrease, as the case may be, in interest rates.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND INTEREST RATE FUTURES CONTRACTS. Each Fund may purchase call and put options and write covered call and put options on stock index and interest rate futures contracts. A Fund may use such options on futures contracts for speculative purposes or in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures contracts or interest rate futures contracts, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write covered put options on stock index or interest rate futures contracts, rather than purchasing such futures contracts, to hedge against possible increases in the price of equity securities or debt securities, respectively, which that Fund intends to purchase.

FOREIGN DERIVATIVES TRANSACTIONS. Unlike trading on domestic exchanges for certain derivatives instruments, trading on foreign exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both instruments which are traded on domestic exchanges and those which are not.

FOREIGN CURRENCY TRANSACTIONS. Each Fund may enter into forward contracts for speculative purposes or to attempt to minimize the risk to the Fund from adverse changes in the relationship between the

United States dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract for hedging purposes, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the United States dollar price of the security. Likewise, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when a Fund believes that the United States dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. This second investment practice is generally referred to as "cross-hedging." Each Fund may enter into a forward contract for speculative purposes in order to seek to take advantage of changes in the relative values of two currencies which the Adviser believes may occur. Because in connection with a Fund's foreign currency forward transactions an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, each Fund will always have liquid assets available that are sufficient to cover any commitments of the Fund under these contracts or to limit any potential risk. The segregated account will be maintained with the relevant Fund's custodian or a sub-custodian and marked-to-market on a daily basis. While these contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the United States dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

The CFTC recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. Each Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, each Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the Funds are no longer restricted in their ability to enter into futures transactions and options thereon under CFTC regulations. The Funds, however, continue to have policies with respect to futures and options thereon as set forth above. The current view of the staff of the Securities and Exchange Commission (the "SEC") is that a Fund's long and short positions in futures contracts, as well as put and call options on futures written by it, must be collateralized with cash or other liquid securities which are segregated with the Fund's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging (See "Asset Coverage for Forward Contracts, Options, Futures, and Options on Futures" below).


Each Fund may purchase put and call options and write covered call and put options on foreign currencies for speculative purposes or for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency for hedging purposes will constitute only a partial hedge, up to the amount of the premium received, and the Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Funds will be traded on United States and foreign exchanges or over-the-counter.


Each Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures contracts"). This investment technique may be used for speculative purposes or to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures contracts will depend, in part, on the Adviser's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Funds may not achieve the anticipated benefits of foreign currency futures contracts or may realize losses. The costs, limitations, and risks associated with transactions in foreign currency futures contracts are similar to those associated with other types of futures contracts discussed in this SAI.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period, and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.

If a devaluation is generally anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The requirements for qualification as a regulated investment company under the Code may cause a Fund to restrict the degree to which it engages in currency transactions.

ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES, AND OPTIONS ON FUTURES

The Funds will comply with guidelines established by the SEC with respect to coverage of forward currency contracts; options written by the Funds on currencies, securities, and indexes; and currency, interest rate, and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Funds of cash or liquid securities with their custodian or a designated sub-custodian to the extent the Funds' obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument, or currency, or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Funds' assets could impede portfolio management or the Funds' ability to meet redemption requests or other current obligations. For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high as or higher than the price of the contract held. A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

RISK FACTORS IN DERIVATIVES TRANSACTIONS. Derivatives transactions involve special risks, including possible default by the other party to the transaction, illiquidity, increased volatility in the relevant Fund's net asset value and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such instruments could result in substantially greater losses than if it had not been used. Use of put and call options could result in losses to a Fund, force the purchase or sale of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions could result in a Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. The use of options and futures transactions entails certain special risks. In particular, in the case of hedging, the variable degree of correlation between price movements of options or futures contracts and price movements in the related portfolio position of the Funds could create the possibility that losses on the instrument will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. The Funds might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Expenses and losses incurred as a result of the use of options, futures, or currency transactions will reduce the Fund's NAV, and possibly income, and the losses may be greater than if such instruments had not been used.

The value of a derivative instrument depends largely upon price movements in the securities or other instruments upon which it is based. Therefore, many of the risks applicable to trading the underlying securities or other instruments are also applicable to derivatives trading. However, there are a number of other risks associated with derivatives trading, including the risk that derivatives often fluctuate in value more than the securities or other instruments upon which they are based. Relatively small changes in the value of the underlying securities or instruments may have significantly larger effects on the value of derivatives held by a Fund. Derivatives may entail the risk of loss of the entire amount invested or, in certain cases, losses in excess of the amount invested. A derivative utilized for hedging purposes may limit the amount of potential gain on the related transaction or may result in greater losses than if the derivative had not been used. The Funds generally expect that their options and futures transactions will be conducted on recognized securities and commodity exchanges. In certain instances, however, the Funds may purchase and sell stock options in the over-the-counter market. A Fund's ability to terminate stock option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The staff of the SEC generally considers over-the-counter options to be illiquid. There can be no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. The use of options and futures for hedging purposes involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. The use of derivatives for speculative purposes involves a variety of risks, including the risk of an increased volatility that may potentially increase losses. Certain provisions of the Code may limit the ability of a Fund to quickly liquidate options, futures, and currency positions in which significant unrealized gains have developed when the Adviser deems it appropriate to realize the gains.

SHORT-SELLING OF SECURITIES (CAPITAL VALUE FUND ONLY)

The Capital Value Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The Capital Value Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. When the Fund purchases a call option it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. No securities will be sold short by the Capital Value Fund if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 50% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 5% of the outstanding securities of that class. In addition to the short sales discussed above, the Capital Value Fund may make short sales "against the box," a transaction in which the Capital Value Fund enters into a short sale of a security which the Capital Value Fund owns. The Capital Value Fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.

Until the Capital Value Fund replaces a borrowed security in connection with a short sale, the Capital Value Fund will: (a) maintain daily a segregated account, containing liquid assets, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

BANK OBLIGATIONS

Bank obligations that the Funds may purchase include time deposits ("TDs"), certificates of deposit ("CDs"), and banker acceptances ("BAs"). TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. BAs are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These and other short-term instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating, or variable interest rates.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulation designed to promote financial soundness. However, not all such laws and regulations apply to foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branches, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding, and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing, and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of United States branches of foreign banks may be general obligations of the parent banks in addition to the issuing branches, or may be limited by the terms of a specific obligation and by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to:
(1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and state branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, foreign branches of foreign banks, or U.S. branches of foreign banks, the Adviser carefully evaluates such investments on a case-by-case basis.

COMMERCIAL PAPER

Each Fund may purchase commercial paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The Funds will invest in commercial paper that is rated at least Prime-1 by Moody's or A-1 by S&P or, if not rated, is determined by the Adviser to be of comparable quality.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements only with member banks of the Federal Reserve System and primary dealers in United States government securities and only with respect to obligations issued or guaranteed by the United States government, its agencies, or instrumentalities. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Funds.

Each Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by that Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by a Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Funds will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Funds may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. The Adviser will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements on behalf of the Funds.

BRADY BONDS AND EMERGING MARKET GOVERNMENTAL OBLIGATIONS

Each Fund may invest in emerging market governmental debt obligations commonly referred to as "Brady Bonds." Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. Investors should recognize that Brady Bonds have only been issued relatively recently, and accordingly do not have a long payment history. In addition to Brady Bonds, the Funds may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan. A substantial portion of the Brady Bonds and other similar obligations in which the Funds may invest are likely to be acquired at a discount, which involves certain considerations discussed below under "Zero Coupon Securities and Discount Obligations."

The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance. The following emerging market countries have issued Brady Bonds: Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, the Philippines, Poland, Uruguay, and Venezuela. In addition, other countries may announce plans to issue Brady Bonds. The Funds may invest in Brady Bonds of emerging market countries that have been issued to date, as well as those which may be issued in the future.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month LIBOR (London Interbank Offered Rate). Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank, and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

ZERO COUPON SECURITIES AND DISCOUNT OBLIGATIONS

Each Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The Funds also may invest in zero coupon securities issued by financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. In addition, as indicated above, certain of a Fund's emerging market governmental debt securities may be acquired at a discount ("Discount Obligations").

Zero coupon securities and Discount Obligations tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and Discount Obligations appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be.

Under current federal income tax law, a Fund is required to accrue as income each year a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price prior to the receipt of cash payments. Accordingly, to maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements of that Fund.

STRIPPED MORTGAGE-BACKED SECURITIES

Each Fund may invest up to 10% of its total assets in stripped mortgage-backed securities ("SMBS"), all of which will be issued or guaranteed by the United States government, its agencies, or instrumentalities. SMBS are derivative multiclass securities that indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal payments on an underlying pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest ("IO" or interest-only class) and the other class receiving all of the principal ("PO" or principal-only class). SMBS may be highly sensitive to changes in prepayment and interest rates and, under certain interest rate or prepayment rate scenarios, a Fund may fail to recoup fully its investment in these securities even if the securities are of the highest credit quality.
Furthermore, the yield to maturity on these securities may be adversely affected.

STRUCTURED INVESTMENTS

Each Fund may invest in structured investments, which are securities issued solely for the purpose of restructuring the investment characteristics of other securities, such as commercial bank loans or Brady Bonds. The Strategy Fund limits its investments in structured investments to 5% of its total assets. Structured investment products may involve special risks, including substantial volatility in their market values and potential illiquidity. The Funds are permitted to invest in a class of structured investments, which is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although a Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be a borrowing by that Fund for purposes of that Fund's fundamental investment restriction on borrowing.

Issuers of structured investments are typically organized by investment banking firms which receive fees in connection with establishing each issuing entity and arranging for the placement of its securities. This type of restructuring of investment characteristics involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Funds' investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments.

PREFERRED STOCK

Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a debt security with similar stated yield characteristics.

CONVERTIBLE SECURITIES

A convertible security is a fixed-income security that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

WARRANTS

Equity warrants and rights are securities permitting, but not obligating, their holder to subscribe for other equity securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants or rights may be considered speculative. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Each Fund may invest up to 5% of the value of its net assets in warrants for equity securities, but will not invest more than 2% of the value of its net assets in warrants which are not listed on the New York or American Stock Exchange.

DEPOSITORY RECEIPTS

American  Depository  Receipts  ("ADRs"),  Global Depository  Receipts ("GDRs"),
European Depository Receipts ("EDRs") and other types of depository receipts (which, together with ADRs, GDRs and EDRs, are collectively referred to as "Depository Receipts") evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation that have been deposited with a depository or custodian bank. Depository Receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depository bank as a vehicle to promote investment and trading in the underlying securities. ADRs are receipts issued by U.S. Banks or trust companies in respect of securities of non-U.S. issuers held on deposit for use in the U.S. securities markets. GDRs, EDRs and other types of Depository Receipts are typically issued by a U.S. bank or trust company and traded principally in the U.S. and other international markets.

The Funds treat Depository Receipts as interests in the underlying securities for purposes of their investment policies. While Depository Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted, they entail certain of the risks associated with investments in foreign securities. Each Fund will limit its investment in Depository Receipts not sponsored by the issuer of the underlying securities to any more than 5% of the value of its net assets (at the time of the investment). A purchaser of unsponsored Depository Receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying security as with sponsored Depository Receipts.

INVESTMENT FUNDS

Each Fund may invest in unaffiliated investment funds which invest principally in securities in which that Fund is authorized to invest, subject to the limitations imposed by the 1940 Act on certain of these investments. These investment funds may be registered investment companies as well as private investment funds which are designed to pursue specialized investment opportunities such as private equity and emerging market investments. Under the 1940 Act, a Fund may not invest more than 10% of its total assets in the shares of other registered investment companies or more than up to 5% of its total assets in any one registered investment company, provided that the investment does not represent more than 3% of the voting stock of the acquired registered investment company. These limitations do not apply to investments by the Funds in investment funds which are exempted from the definition as "investment companies" as defined under the 1940 Act. By investing in another investment fund, a Fund bears a ratable share of the investment fund's expenses, as well as continuing to bear the Fund's advisory and administrative fees with respect to the amount of the investment. A Fund's investment in certain investment funds will result in special U.S. federal income tax consequences.

ILLIQUID OR RESTRICTED SECURITIES

Each Fund may purchase securities for which there is a limited or no trading market or which are subject to restrictions on resale to the public. Investments in securities which are illiquid or "restricted" may involve added expense to a Fund should the Fund be required to bear registration or other costs to dispose of such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Neither Fund may enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (such as "restricted securities" which are illiquid, and securities that are not readily marketable) if, in the aggregate, more than 15% of the value of that Fund's net assets would be so invested.

RULE 144A SECURITIES

Each Fund may purchase certain restricted securities ("Rule 144A Securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933, as amended ("Securities Act"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.


One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A Securities will develop or be maintained. The Board of Directors (the "Board" or "Directors") has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid for purposes of the Funds' 15% limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board has delegated to the Adviser the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security, and the time needed to dispose of the security. The Board periodically reviews the Funds' purchases and sales of Rule 144A Securities and the Adviser's compliance with the above procedures.


LOAN PARTICIPATIONS AND ASSIGNMENTS

Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrower (often an issuer of Sovereign Debt Obligations) and one or more financial institutions ("Lenders"). The Funds' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and, in the case of the Capital Value Fund but not the Strategy Fund, assignments of all or a portion of Loans ("Assignments") from third parties. A Fund's investment in Participations typically will result in such Fund having a contractual relationship only with the Lender and not with the borrower. Such Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participations. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participations and, accordingly, the Funds will consider both the borrower and the Lender to be issuers for purposes of their investment restrictions. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participations, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participations may be delayed and the assignability of the Participations impaired. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e., Baa/BBB or higher). A Fund's investments in Loans are considered to be debt obligations for purposes of its investment restrictions. In addition, for purposes of a Fund's investment restriction on investment in illiquid securities, the Fund will treat Loans as illiquid securities unless the staff of the SEC concludes that a market in these instruments has developed sufficiently such that they may be treated as liquid.

When the Capital Value Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Capital Value Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Capital Value Fund may acquire an interest in a Loan is through a Participation and not an Assignment. The Funds may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Funds' ability to dispose of particular Assignments or Participations when necessary to meet the Funds' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of an established secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. A Fund will not invest more than 15% of the value of its net assets in Participations and (in the case of the Capital Value Fund) Assignments that are illiquid, and in other illiquid securities.

LEVERAGE THROUGH BORROWING (CAPITAL VALUE FUND ONLY)

The Capital Value Fund may borrow for investment purposes up to 33 1/3% of the value of its total assets. This borrowing, which is known as leveraging, generally will be unsecured, except to the extent the Fund enters into reverse repurchase agreements, described below. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Capital Value Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

Among the forms of borrowing in which the Capital Value Fund may engage is the entry into reverse repurchase agreements with banks, brokers, or dealers. These transactions involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal, plus accrued interest.

For borrowings for investment purposes, the 1940 Act requires the Capital Value Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Capital Value Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Capital Value Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent the Capital Value Fund enters into a reverse repurchase agreement, the Capital Value Fund will maintain in a segregated custodial account liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowings by the Capital Value Fund.

LENDING PORTFOLIO SECURITIES

To a limited extent, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Funds consider collateral consisting of U.S. government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Funds to be the equivalent of cash. Such loans may not exceed 33 1/3% of the value of the relevant Fund's total assets. Such loans will be terminable at any time upon specified notice. A Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. A Fund continues to be entitled to payments in amounts equal to the interest, dividends, or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with that Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (i) the relevant Fund must receive at least
100% cash collateral from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time;
(iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) while voting rights on the loaned securities may pass to the borrower, the Company's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

FORWARD COMMITMENTS

The Funds may purchase securities on a when-issued or forward commitment basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time a Fund enters into the commitment. The Funds will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Funds may sell these securities before the settlement date if it is deemed advisable. The Funds will not accrue income in respect of a security purchased on a when-issued or forward commitment basis prior to its stated delivery date.

Securities purchased on a when-issued or forward commitment basis and certain other securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Funds to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of a Fund consisting of liquid assets at least equal at all times to the amount of the when issued or forward commitments will be established and maintained at such Fund's custodian bank. Purchasing securities on a when-issued or forward commitment basis when that Fund is fully or almost fully invested may result in greater potential fluctuations in the value of that Fund's net assets and its NAV.

CONCENTRATION

As a "non-diversified" investment company, the Strategy Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. In addition, each Fund may invest up to 25% of its total assets, measured at the time of investment, in a single industry, subject to certain exceptions. Accordingly, the Funds may be more susceptible to any single economic, political, or regulatory occurrence than more widely diversified funds.

DESCRIPTION OF BOND AND COMMERCIAL PAPER RATINGS

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The Adviser will utilize Moody's and/or S&P for determining the applicable ratings.

BONDS

Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody's Baa rated bonds are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Bonds rated AA by S&P have a very strong capacity to pay interest and principal and differ only in a small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and have an extremely strong capacity to pay interest and principal. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

S&P's BBB rated bonds are regarded as having adequate capacity to pay interest and principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated D are in default, and payment of interest and/or principal is in arrears.

COMMERCIAL PAPER

Moody's: The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) rated Prime-1 are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations.

S&P: Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelmingly safe characteristics are denoted A-1+. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying an A-3 designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                             INVESTMENT RESTRICTIONS

THE STRATEGY FUND

The Strategy Fund has adopted the following fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the Strategy Fund's outstanding voting securities, as defined under "Description of the Funds' Shares."

The Strategy Fund may not:

         1. Invest more than 25% of its total assets in any one industry. (Securities issued or guaranteed by the United States government, its agencies, or instrumentalities are not considered to represent industries.)

         2. Borrow money or issue senior securities (as defined in the 1940 Act) except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities, in amounts not exceeding 15% of its total assets.

         3. Pledge, mortgage, or hypothecate its assets other than to secure borrowings permitted by Investment Restriction (2) above. (The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities, and collateral arrangements with respect to margin requirements for futures transactions are not deemed to be pledges or hypothecations for this purpose.)

         4. Make loans of securities to other persons in excess of 33 1/3% of its total assets; provided the Fund may invest without limitation in short-term obligations (including repurchase agreements) and publicly distributed obligations.

         5. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

         6.  Purchase  or sell  real  estate  or any  interest  therein,  except
securities  issued  by  companies   (including   partnerships  and  real  estate
investment trusts) that invest in real estate or interests therein.

         7. Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures.

         8. Purchase or sell commodities or commodity contracts, except that, for the purpose of hedging, it may enter into (i) contracts for the purchase or sale of debt and/or equity securities for future delivery, including futures contracts and options on domestic and foreign securities indices and (ii) forward foreign currency exchange contracts and foreign currency futures contracts, as well as option contracts on foreign currencies.

In addition to the fundamental investment restrictions set forth above, the Company's Board has adopted the following investment restrictions with respect to the Strategy Fund in order to comply with certain legal requirements. The following restrictions are not fundamental policies of the Strategy Fund and may be changed by the Company's Board without the approval of shareholders of the Strategy Fund.

The Strategy Fund may not:

         1. Invest in oil, gas, or other mineral exploration development programs or leases.

         2. Purchase or sell securities issued by companies (including partnerships and real estate investment trusts) that invest in real estate or interests therein, except readily marketable interests in real estate investment trusts or readily marketable securities of companies (including partnerships) which invest in real estate.

         3. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities, which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

         4. Invest more than 15% of its net assets in illiquid securities.


THE CAPITAL VALUE FUND

The Capital Value Fund has adopted the following fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the Capital Value Fund's outstanding voting securities, as defined under "Description of the Funds' Shares."

The Capital Value Fund may not:

         1. Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, which currently limits borrowing, except for certain temporary purposes, to no more than 33 1/3% of the value of the Capital Value Fund's total assets. (For purposes of this investment restriction, the entry into futures contracts, including those related to indices, and options on futures contracts or indices shall not constitute borrowing.)

         2. Invest more than 25% of its total assets in any one industry. (Securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities are not considered to represent industries.)

         3. Make loans to others, except through the purchase of debt obligations or the entry into repurchase agreements. However, the Fund may lend its portfolio securities in any amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board.

         4. Purchase securities on margin, but the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

         5. Purchase or sell commodities or commodity contracts.

         6. Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow or similar arrangements in connection with portfolio transactions, such as in connection with writing covered options and the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those relating to indices, and options on futures contracts or indices, or in connection with the purchase of any securities on margin for purposes of Investment Restriction No. 4 above. (The deposit of assets in escrow in connection with portfolio transactions is not deemed to be a pledge or hypothecation for this purpose.)

         7. Purchase the obligations of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested, and obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities may be purchased, without regard to such limitations.

         8. Purchase, hold or deal in real estate, but this shall not prohibit the Fund from investing in securities of companies engaged in real estate activities or investments.

         9. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

In addition to the fundamental investment restrictions set forth above, the Company's Board has adopted the following investment restrictions with respect to the Capital Value Fund in order to comply with certain legal requirements. The following restrictions are not fundamental policies of the Capital Value Fund and may be changed by the Company's Board without the approval of shareholders of the Capital Value Fund.

The Capital Value Fund may not:


         1. With respect to 75% of its assets, invest more than 5% of its total assets in securities of a single issuer and may not hold more than 10% of the outstanding voting securities of such issuer.


         2. Invest in interests in oil, gas, or mineral exploration or development programs.

         3. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

         4. Invest more than 15% of its net assets in illiquid securities.

The Capital Value Fund adopted restriction 5 and the Strategy Fund adopted restriction 8, in order to comply with certain state securities laws no longer applicable to the Funds. In these laws, the term "commodity contract" was defined as a "contract or option providing for the delivery or receipt at a future date of a specified amount and grade of a traded commodity at a specified price and delivery point." None of the Funds' derivative and currency transactions involves the delivery or receipt of any asset that the Funds consider to be a commodity, and the Funds settle all such transactions by means of cash payments. Accordingly, such transactions are not subject to the restrictions set forth above.

If a percentage restriction set forth above or elsewhere in this SAI with respect to a Fund is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation. However, in the event that a Fund's asset coverage on any borrowing falls below the level required by Section 18 of the 1940 Act, the Fund will reduce its borrowings to the extent it is required to do so by Section 18(f)(1) of the 1940 Act. In addition, in the event that a Fund's aggregate holdings of illiquid securities exceed 15% of its net assets and are not expected to be reduced through purchases of liquid securities in the ordinary course of business, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities.

                         PORTFOLIO HOLDINGS INFORMATION


Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Funds. The Funds and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Funds, which includes information relating to the Funds' portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Funds (collectively, "Portfolio Holdings Information"). In addition, the Funds and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Funds' website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under terms approved by the Adviser's legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Funds and their shareholders and, if a potential conflict between the Adviser's interests and the Funds' interests arises, to have such conflict resolved by the Chief Compliance Officer or those Directors who are not considered to be "interested persons", as defined in the 1940 Act (the "'Independent Directors"). These policies further provide that no officer of the Funds or employee of the Adviser shall communicate with the media about the Funds without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser. Under the foregoing policies, the Funds currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

           (1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Funds;

           (2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

           (3) To service providers of the Funds, as necessary for the performance of their services to the Funds and to the Board, where such entity has agreed to keep such data confidential until at least it has been made public by the Adviser. The Funds' current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

           (4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

           (5) To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Funds and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Funds and shall be reported to the Board at the next quarterly meeting; and

            (6) To consultants for purposes of performing analysis of the Funds, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.

As of the date of this SAI, each Fund makes information about portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting services on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Funds' administrator, custodian, independent registered public accounting firm, and legal counsel are set forth is this SAI. The Funds' proxy voting service is ADP Investor Communication Services. GCom2 provides typesetting services for the Funds' and the Funds' selects from a number of financial partners who have agreed to keep such information confidential until at least it has been made public by the Adviser.

Other than those arrangements with the Funds' service providers and proxy voting service, the Funds have no ongoing arrangements to make available information about the Funds' portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Funds that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Funds, nor the Adviser, nor any of the Adviser's affiliates will accept on behalf of itself, its affiliates, or the Funds any compensation or other consideration in connection with the disclosure of portfolio holdings of the Funds. The Board will review such arrangements annually with the Funds' Chief Compliance Officer.


                             DIRECTORS AND OFFICERS


Under Maryland law, the Company's Board is responsible for establishing the Company's policies and for overseeing the management of the Company. The Board also elects the Company's officers who conduct the daily business of the Funds. Information pertaining to the Directors and executive officers of the Company is set forth below.


                                                                 NUMBER OF FUNDS IN
NAME, POSITION(S)                  TERM OF OFFICE AND            FUND COMPLEX OVERSEEN         PRINCIPAL OCCUPATION(S)
ADDRESS1 AND AGE                   LENGTH OF TIME SERVED2        BY DIRECTOR                   DURING PAST FIVE YEARS

INTERESTED DIRECTORS(4):

CHARLES L. MINTER                         Since 1987                   2              Portfolio Manager, Gabelli Funds, LLC,
Director and Portfolio Manager                                                        since 2000.
Age: 65

HENRY G. VAN DER EB, CFA(5)               Since 2000                   3              Senior Vice President of  GAMCO Investors,
Chairman of the Board                                                                 Inc. since August 2004; Senior Vice
Age: 62                                                                               President and Portfolio Manager of Gabelli
                                                                                      Funds, LLC and GAMCO Asset Management Inc.
                                                                                      since 1999; President and CEO of GAMCO
                                                                                      Mathers Fund since 1999.
INDEPENDENT DIRECTORS:

M. BRUCE ADELBERG                         Since 1995                   2              Consultant, MBA Research Group since
Director                                                                              November 1995.
Age:70

ANTHONY J. COLAVITA                       Since 2000                   35             Partner in the law firm of Anthony J.
Director                                                                              Colavita, P.C.
Age: 71

VINCENT D. ENRIGHT                        Since 2000                   15             Former Senior Vice President and Chief
Director                                                                              Financial Officer of KeySpan Corp. (public
Age: 63                                                                               utility) (1994-1998).

ANTHONY R. PUSTORINO                      Since 2000                   14             Certified Public Accountant; Professor
Director                                                                              Emeritus, Pace University.
Age: 82

WERNER J. ROEDER, MD                      Since 2000                   23             Medical Director of Lawrence Hospital and
Director                                                                              practicing private physician.
Age: 67





NAME, POSITION(S)                         OTHER DIRECTORSHIPS
ADDRESS1 AND AGE                          HELD BY DIRECTOR(3)

INTERESTED DIRECTORS(4):

CHARLES L. MINTER                                    ---
Director and Portfolio Manager
Age: 65

HENRY G. VAN DER EB, CFA(5)                          ---
Chairman of the Board
Age: 62



INDEPENDENT DIRECTORS:

M. BRUCE ADELBERG                                    ---
Director
Age:70

ANTHONY J. COLAVITA                                  ---
Director
Age: 71

VINCENT D. ENRIGHT                                   ---
Director
Age: 63

ANTHONY R. PUSTORINO                     Director of The LGL Group,
Director                               Inc.(diversified manufacturing)
Age: 82

WERNER J. ROEDER, MD                                 ---
Director
Age: 67

NAME, POSITION(S)                  TERM OF OFFICE AND               PRINCIPAL OCCUPATION(S)
ADDRESS1 AND AGE                   LENGTH OF TIME SERVED2           DURING PAST FIVE YEARS

OFFICERS:
BRUCE N. ALPERT                    Since 2000                       Executive   Vice   President  and  Chief
Executive Vice President                                            Operating  Officer of Gabelli Funds, LLC
Age: 55                                                             since 1988 and an officer of most of the
                                                                    registered  investment  companies in the
                                                                    Gabelli  Funds  complex;   Director  and
                                                                    President  of  Gabelli  Advisers,   Inc.
                                                                    since 1998.

CAROLYN MATLIN                     Since 1987                       Vice President, Gabelli Funds, LLC, since
Vice President                                                      2000.
Age: 50

AGNES MULLADY                      Since 2006                       Treasurer  of  all  of  the   registered
Treasurer and Principal                                             investment   companies  in  the  Gabelli
Financial Officer                                                   Funds complex;  President of the Gabelli
Age: 48                                                             Healthcare & WellnessRx  Trust since May
                                                                    2007;  Vice  President of Gabelli  Funds
                                                                    LLC since 2007;  Senior Vice  President,
                                                                    of  U.S.   Trust   Company,   N.A.   and
                                                                    Treasurer and Chief  Financial  Officer
                                                                    of  Excelsior  Funds  from 2004  through
                                                                    2005;  Chief  Financial  Officer of AMIC
                                                                    Distribution  Partners from 2002 through
                                                                    2004;  Controller of Reserve  Management
                                                                    Corporation and Reserve  Partners,  Inc.
                                                                    and Treasurer of Reserve Funds from 2000
                                                                    through 2002.


JAMES E. MCKEE                    Since 2000                        Vice  President,  General  Counsel,  and
Secretary                                                           Secretary of GAMCO Investors, Inc. since
Age: 44                                                             1999 and  GAMCO  Asset  Management  Inc.
                                                                    since  1993;  Secretary  of  all  of the
                                                                    registered  investment  companies in the
                                                                    Gabelli Funds complex.


MARTIN WEINER                     Since 1995                        Portfolio Manager of Gabelli Funds, LLC,
President and Portfolio Manager                                     since  2000;   President  and  Portfolio
Age: 73                                                             Manager of the  Comstock  Capital  Value
                                                                    Fund  and  the  Comstock  Strategy  Fund
                                                                    since 1999.


PETER D. GOLDSTEIN                Since 2004                       Director of Regulatory  Affairs at GAMCO
Chief Compliance Officer                                           Investors,   Inc.   since  2004;   Chief
Age: 54                                                            Compliance   Officer   of   all  of  the
                                                                   registered  investment  companies in the
                                                                   Gabelli Funds complex; Vice President of
                                                                   Goldman Sachs Asset Management from 2000
                                                                   through 2004.

(1) Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) Each Director will hold office for an indefinite  term until the earliest of
   (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board or shareholders, in accordance with the Company's By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

(4) "Interested person" of the Company as defined in the 1940 Act. Messrs. Minter and Van der Eb are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Company's investment adviser.

(5) Address: 2801 Lakeside Drive, Suite 201, Bannockburn, IL 60015.

STANDING BOARD COMMITTEES

The Board has established three standing committees in connection with their governance of the Company - Audit, Nominating, and Proxy Voting. The Company does not have a standing compensation committee.

The Company's Audit Committee consists of two members: Messrs. Pustorino (Chairman) and Adelberg, who are Independent Directors of the Company. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of the Company on February 23, 2007. As set forth in the Charter, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent accountants' responsibility to plan and carry out an audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Company, its internal controls, and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Funds' financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Company's independent registered public accounting firm. During the fiscal year ended April 30, 2007, the Audit Committee met twice.


The Company's Nominating Committee consists of five members: Messrs. Colavita (Chairman), Adelberg, Enright, Pustorino, and Roeder, who are Independent Directors of the Company. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Company. The Nominating Committee did not meet during the fiscal year ended April 30, 2007.


The Company's Proxy Voting Committee consists of three members: Messrs. Pustorino (Chairman), Colavita, and Enright, who are Independent Directors of the Company. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee shall, in place of the Company's Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Company. The Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended April 30, 2007.

DIRECTOR OWNERSHIP OF FUND SHARES


Set forth in the table below is the dollar range of equity securities in each Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the GAMCO/Gabelli fund complex (the "Fund Complex") beneficially owned by each Director as of December 31, 2006.


                                                                        DOLLAR RANGE      AGGREGATE DOLLAR
                                                                        OF EQUITY         RANGE OF EQUITY
                                                                        SECURITIES HELD   SECURITIES HELD IN
NAME OF DIRECTOR                   FUND                                 IN EACH FUND      FUND COMPLEX*

INTERESTED
DIRECTORS:


Charles L. Minter         Comstock Strategy Fund                                C            E
                          Comstock Capital Value Fund                           E

Henry G. Van der Eb       Comstock Strategy Fund                                A            E
                          Comstock Capital Value Fund                           A

NON-INTERESTED

DIRECTORS:

M.                        Bruce Adelberg Comstock Strategy Fund A C
                          Comstock Capital Value Fund B

Anthony J. Colavita**     Comstock Strategy Fund                                A            E
                          Comstock Capital Value Fund                           A

Vincent D. Enright        Comstock Strategy Fund                                A            E
                          Comstock Capital Value Fund                           A

Anthony R. Pustorino**    Comstock Strategy Fund                                A            E
                          Comstock Capital Value Fund                           A

Werner J. Roeder          Comstock Strategy Fund                                A            E
                          Comstock Capital Value Fund                           A

*        KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2006

A. None B. $1 - $10,000  C.  $10,001 - $50,000  D.  $50,001 -  $100,000  E. Over
$100,000
** Messrs. Colavita and Pustorino each beneficially own less than 1% of the common stock of The LGL Group, Inc. having a value of $9,338 and $14,028, respectively, as of December 31, 2006. The LGL Group, Inc. may be deemed to be controlled by Mario J. Gabelli and/or an affiliated person and in that event would be deemed to be under common control with the Fund's Adviser.


DIRECTOR AND OFFICER COMPENSATION


No director, officer, or employee of the Adviser or an affiliated company receives any compensation from the Fund for serving as an officer or Director of the Funds. The Company pays each of its Independent Board Members $5,000 per annum and $1,000 for each regular meeting of the Board attended by the Director, and reimburses Directors for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also pays each Board Member serving as a member of the Audit, Proxy, or Nominating Committees a fee of $500 per committee meeting. Directors and officers of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The following table sets forth certain information regarding the compensation of the Company's Directors. No executive officer or person affiliated with the Company received aggregate compensation in excess of $60,000 from the Company during the fiscal year ended April 30, 2007.


                            COMPENSATION TABLE - AGGREGATE COMPENSATION FROM REGISTRANT

 INDEPENDENT DIRECTORS          AGGREGATE COMPENSATION     AGGREGATE COMPENSATION FROM
                                     FROM THE FUNDS             THE FUNDS AND FUND
                                                                     COMPLEX*
                                ----------------------    -------------------------------
 Charles L. Minter                       $0                        $0 (2)

 M. Bruce Adelberg                       $10,000                   $10,000 (2)

 Anthony J. Colavita                     $9,000                    $199,383 (35)

 Vincent D. Enright                      $9,000                    $77,883 (14)

 Anthony R. Pustorino                    $10,000                   $139,500 (14)

 Werner J. Roeder                        $9,000                    $101,000 (23)

 Henry G. Van der Eb                     $0                        $ 0 (3)

___________________________
* Represents the total compensation paid to such persons during the calendar year ended December 31, 2006. The parenthetical number represents the number of investment companies (including the Funds or portfolios thereof) from which such person receives compensation and which are considered part of the same "fund complex" as the Funds because they have common or affiliated investment advisers.


CODE OF ETHICS

The Company, its Adviser and the Distributor have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING POLICIES



The Company, on behalf of the Funds, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Funds. Under the Proxy Voting Policy, portfolio securities held by the Funds are to be voted in the best interests of the Funds.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select auditors, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or by-law amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider non-financial effects of a merger, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, assets sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services, Inc. ("ISS") and its Corporate Governance Service, other third-party services, and the analysts of the Distributor will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser's Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of the Distributor, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the
Director of Proxy Voting Services, or the Adviser's Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer, and any recommendations by the Distributor's analysts. The Chief Investment Officer or the Distributor's analysts may be invited to present their viewpoints. If the Adviser's Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Funds' shareholders on the one hand, and those of the Funds' Adviser and/or the principal underwriters, on the other hand, the conflict will be brought to the Proxy Voting Committee of the Company to determine a resolution. The Proxy Voting Committee may determine to resolve any such conflict itself, may ask the Independent Directors of the relevant Fund or Funds to vote the proxies, which would potentially include the Board's Proxy Voting Committee, or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Proxy Voting Committee will break the tie. The Proxy Voting Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.


The Company filed Form N-PX with each Fund's complete proxy voting record for 12 months ended June 30, 2007. This filing is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC's website at www.sec.gov.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of August 15, 2007, the following persons were known to own of record or beneficially 5% or more of the Funds' outstanding shares:


NAME AND ADDRESS                                  % OF CLASS           NATURE OF OWNERSHIP
----------------                                  ---------            -------------------

STRATEGY FUND:

Class A       MLPF & S FOR THE SOLE BENEFIT         22.56%                Record
              OF ITS CUSTOMERS
              4800 DEER LAKE DR E FL 3
              JACKSONVILLE, FL 32246-6484

              DAVID E CUCKLER                        9.71%                Beneficial
              PO BOX 3037
              RENO, NV 89505-3037

              CITIGROUP GLOBAL MARKETS INC           5.05%                Record
              11155 RED RUN BLVD
              OWINGS MILLS, MD 21117-3256

Class C       MLPF & S FOR THE SOLE BENEFIT         74.52%                Record
              OF ITS CUSTOMERS
              4800 DEER LAKE DR E FL 3
              JACKSONVILLE, FL 32246-6484

              NFS LLC FEBO                           6.96%                Record
              NFS/FMTC IRA
              FBO IAN STEVENSON
              6808 E EAGLE FEATHER RD
              SCOTTSDALE, AZ 85262-7362

Class O       MLPF & S FOR THE SOLE BENEFIT          45.67%               Record
              OF ITS CUSTOMERS
              4800 DEER LAKE DR E FL 3
              JACKSONVILLE, FL 32246-6484

              CHARLES SCHWAB & CO INC                 5.81%               Record
              101 MONTGOMERY ST
              SAN FRANCISCO, CA 94104-4151

CAPITAL VALUE FUND:

Class A       MLPF & S FOR THE SOLE BENEFIT          28.12%               Record
              OF ITS CUSTOMERS
              4800 DEER LAKE DR E FL 3
              JACKSONVILLE, FL 32246-6484

              PRUDENTIAL INVESTMENT                   7.41%               Record
              MGMT SERVICE
              100 MULBERRY ST
              3 GATEWAY CENTER FL 11
              NEWARK, NJ 07102-4000

              CHARLES SCHWAB & CO INC                 6.08%               Record
              101 MONTGOMERY ST
              SAN FRANCISCO, CA 94104-4151

              CITIGROUP GLOBAL MARKETS INC            5.98%               Record
              11155 RED RUN BLVD
              OWINGS MILLS, MD 21117-3256

Class B       CITIGROUP GLOBAL MARKETS INC           25.39%               Record
              11155 RED RUN BLVD
              OWINGS MILLS, MD 21117-3256

              NATIONAL FINANICAL FBO                 14.16%               Record
              200 LIBERTY ST
              NEW YORK, NY 10281-1003

Class C       MLPF & S FOR THE SOLE BENEFIT          57.92%                Record
              OF ITS CUSTOMERS
              4800 DEER LAKE DR E FL 3
                JACKSONVILLE, FL 32246-6484

              CITIGROUP GLOBAL MARKETS INC            6.01%               Record
              11155 RED RUN BLVD
              OWINGS MILLS, MD 21117-3256

Class R       MG TRUST COMPANY CUST. FBO             50.80%               Record
              OUTDOOR GEAR, INC.
              700 17TH STREET, SUITE 300
              DENVER, CO 80202-3531

              PRIMEVEST FINANCIAL SERVICES           40.37%               Record
              400 FIRST STREET SO SUITE 300
              P O BOX 283
              ST CLOUD, MN 56302-0283

              AMERITRADE INC FOR THE                  8.82%               Record
              EXCLUSIVE BENEFIT OF OUR CUSTOMERS
              PO BOX 2226
              OMAHA, NE 68103-2226


Beneficial ownership is disclaimed. Beneficial ownership of shares representing 25% or more of the outstanding shares of the Fund may be deemed to represent control, as that term is defined in the 1940 Act. As of August 15, 2007, as a group, the Directors and Officers of the Company owned less than 1% of the outstanding shares (aggregating all classes) of each Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES



INVESTMENT ADVISER

The  Adviser  is a  New  York  limited  liability  company  which  serves  as an investment adviser to 15 open-end investment companies and 9 closed-end investment companies with aggregate assets in excess of $16.2 billion as of June 30, 2007. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest in GAMCO Investors, Inc. ("GBL"), the parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc. ("GAMCO") acts as investment adviser for individuals, pension trusts, profit-sharing trusts, and endowments, and as sub-adviser to certain third party investment funds, which include registered investment companies, and had assets under management of approximately $13.5 billion as of June 30, 2007; Gabelli Advisers, Inc., a subsidiary of GBL, acts as investment adviser to The GAMCO Westwood Funds with assets under management of approximately $433 million as of June 30, 2007; Gabelli Securities, Inc., a majority-owned subsidiary of GBL, acts as investment adviser to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $486 million as of June 30, 2007; and Gabelli Fixed Income LLC acts as investment adviser for separate accounts having assets under management of approximately $21 million as of June 30, 2007. Each of the foregoing companies is a subsidiary of GBL.


Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Funds. The securities in which the Funds might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Funds if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Funds in seeking to achieve their investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Funds. The Funds may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.


The Adviser currently serves as investment adviser to the Funds pursuant to the investment advisory contracts (the "Contracts"). Pursuant to the Contracts, the Adviser furnishes a continuous investment program for each Fund's portfolio, makes the day-to-day investment decisions for the Funds, arranges the portfolio transactions of the Funds and generally manages each Fund's investments in accordance with the stated policies of each Fund, subject to the general supervision of the Board.

Under the Contracts, the Adviser also: (i) provides the Funds with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Funds, including maintaining certain books and records and overseeing the activities of the Funds' Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Funds by others, including PFPC Inc., the Funds' Sub-Administrator, The

Bank of New York Mellon, the Company's Custodian, State Street Bank and Trust Company ("State Street") the Funds' Transfer Agent and Dividend Disbursing Agent; as well as accounting, auditing, and other services performed for the Funds; (iii) provides the Funds with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the Funds' registration statement, Prospectus, and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Funds' tax returns, and reports to each Fund's shareholders and the SEC; (v) supervises, but does not pay for the calculation of the NAV of each class of each Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Funds' Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.

The cost of calculating each Fund's NAV is an expense payable by each Fund pursuant to its Contract. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, each Fund will reimburse the Adviser for such expense up to $45,000. During the fiscal year ended April 30, 2007, the Funds reimbursed the Adviser $0 and $11,250 for the Strategy Fund and the Capital Value Fund, respectively, in connection with the cost of computing each Fund's NAV.


Each Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors, and controlling persons are not liable to the Funds or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Funds. However, the Contracts provide that the Funds are not waiving any rights they may have with respect to any violation of law which cannot be waived. The Contracts also provide indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Funds. The Contracts in no way restrict the Adviser from acting as adviser to others.

By its terms, each Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Funds' Board or by a "majority" (as defined pursuant to 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Directors, cast in person at a meeting called specifically for the purpose of voting on the Contracts. The Contracts are terminable without penalty by the Funds on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act.

As compensation for the Adviser's services and related expenses borne by the Adviser, the Strategy Fund pays the Adviser a fee computed daily and payable monthly in an amount equal on an annualized basis to .85% of such Fund's average daily net assets and the Capital Value Fund pays the Adviser a fee computed daily and payable monthly in an amount equal on an annualized basis to 1.00% of such Fund's average daily net assets.

                 ADVISORY FEES PAID TO THE ADVISER BY THE FUNDS
                          (FISCAL YEAR ENDED APRIL 30)


                                            2005          2006         2007
                                            ----          ----         ----
  Strategy Fund                           $138,558      $97,338      $68,739
  Capital Value Fund                      $885,405      $535,939     $462,762



PORTFOLIO MANAGER INFORMATION

OTHER ACCOUNTS MANAGED

Neither portfolio manager manages any accounts other than the Comstock Funds.

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when the portfolio managers also have day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage more than one account, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if they were to devote substantially more attention to the management of only one Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Funds may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercise investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more other accounts.

SELECTION OF BROKER/DEALERS. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Funds, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Funds and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Funds or the other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that they manage. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have investment interests or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio managers in affording preferential treatment to those accounts that could most significantly benefit the portfolio managers.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE

The compensation of the portfolio managers for the Comstock Funds is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. Messrs. Minter and Weiner receive a compensation package that includes incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Funds and also an equity-based incentive compensation via awards of stock options. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than the respective portfolio manager's compensation) allocable to the respective Fund. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity-based incentive compensation is based on an evaluation by the Adviser's parent, GAMCO Investors, Inc., of quantitative and qualitative performance evaluation criteria.

OWNERSHIP OF SHARES IN THE FUND



Set forth in the table below is the dollar range of equity securities in the Funds beneficially owned by each of the portfolio managers:

                                                                       DOLLAR RANGE OF EQUITY
                                                                         SECURITIES HELD IN
             TEAM MEMBER                        FUND                         EACH FUND*

Charles L. Minter                      Comstock Strategy Fund                     C
                                       Comstock Capital Value Fund                E
Martin Weiner                          Comstock Strategy Fund                     A
                                       Comstock Capital Value Fund                B


--------------------------------------------
*        KEY TO DOLLAR RANGES- INFORMATION AS OF APRIL 30, 2007

A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. over $1,000,000


SUB-ADMINISTRATOR
The Adviser has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with PFPC Inc. (the Sub-Administrator"), which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Funds' operations except those performed by the Adviser under its advisory agreement with each Fund; (b) supplies the Funds with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the NAV of each class of the Funds' shares, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Company Board meetings, including the mailing of all Board materials and collates the same materials into the Board books, and assists in the drafting of minutes of the Board meetings; (d) prepares reports to the Funds shareholders, tax returns, and reports to and filings with the SEC and state "Blue Sky" authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing each Fund's investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Funds in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - ..0275%; $10 billion to $15 billion - .0125%; over $15 billion - .0100%. The
Sub-Administrator's fee is paid by the Adviser and will result in no additional expense to the Funds.

COUNSEL


Paul, Hastings, Janofsky & Walker LLP, 75 E. 55th Street, New York, New York 10022, serves as the Company's legal counsel.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 2001 Market Street, Philadelphia, Pennsylvania 19103, independent registered public accounting firm for the Funds, has been selected to audit the Funds' annual financial statements.

CUSTODIAN


The Bank of New York Mellon, 100 Church Street, New York, New York 10007 acts as the U.S. and international Custodian for the Funds. The Custodian does not assist in and is not responsible for investment decisions involving assets of the Funds.


TRANSFER AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street Bank and Trust Company ("State Street"), located at The BFDS Building, 30 Dan Road, Canton, Massachusetts 02021-2809, performs the services of transfer agent and dividend disbursing agent for each Fund. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Funds.

DISTRIBUTOR

To implement each Funds' Rule 12b-1 Plans each fund has entered into a Distribution Agreement with Gabelli & Company, Inc. (the "Distributor") a New York corporation which is an indirect majority owned subsidiary of GBL, having its principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Funds for the continuous offering of each Funds shares on a best efforts basis. The Distributor also acts as distributor for other funds in the Fund Complex.


For the fiscal year ended April 30, 2007, commissions (sales charges) on sales of the Strategy Fund and the Capital Value Fund were $2,792 and $106,819, respectively. The amounts retained by the Distributor for the fiscal year ended April 30, 2007 were $546 and $11,981, respectively. Set forth in the table below is the amount of commissions and other compensation received by the Distributor during the fiscal year ended April 30, 2007.

                             NET UNDERWRITING  COMPENSATION ON
                             DISCOUNTS AND     REDEMPTIONS AND     BROKERAGE      OTHER
                             COMMISSIONS       REPURCHASES         COMMISSIONS    COMPENSATION
Strategy Fund                  $546                $6,975              -               -
Capital Value Fund             $11,981             $19,104             -               -

During the fiscal year ended April 30, 2007 the Funds acquired the securities of the following regular brokers or dealers.

                             NAME OF REGULAR          UNITS     AGGREGATE MARKET
                             BROKER OR DEALER OR                VALUE
                             PARENT ISSUER

Strategy Fund                Merrill Lynch, Pierce,    10,000     $126,000
                             Fenner & Smith, Inc.

Capital Value Fund           Merrill Lynch, Pierce,    50,000     $630,000
                             Fenner & Smith, Inc.

                               DISTRIBUTION PLANS

Each Fund has adopted a separate distribution and service plan (each, a "Plan" and collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act on behalf of each Fund's Class A, Class B, and Class C Shares. Payments may be made by each Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising, compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which a Fund may finance without a distribution plan, a Fund may also make payments to finance such activity outside of the Plans and not be subject to their limitations. The Plans compensate the Distributor regardless of expense, and accordingly, a portion of the payments by each Fund may be used indirectly to finance distribution activities on behalf of other Gabelli/GAMCO funds, and a portion of the payments by such other funds may be used to finance distribution activities on behalf of each Fund. The Plans are intended to benefit the Funds, among other things, by increasing its assets and thereby reducing the Funds' expense ratio.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Company's Board, including a majority of the Independent Directors. No Plan may be amended to materially increase the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Directors in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Directors with periodic reports of amounts expended under each Plan and the purpose for which such expenditures were made.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Funds by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Directors shall be limited to the Independent Directors.


The Plans compensate the Distributor regardless of its expense. For the fiscal year ended April 30, 2007, the Distributor identified expenditures for the Strategy Fund and Capital Value Fund respectively, of approximately: $300 and $2,100, for advertising and promotion, $3,600 and $7,900 for printing, postage and stationery, $3,800 and $18,700 for overhead support expenses, $0 and $148,400 for advanced commissions, $7,900 and $26,000 for salaries of personnel of the Distributor and $12,300 and $114,300 for third party servicing fees.

Pursuant to the Plans, each Fund pays the Distributor 0.25% of its average daily net assets of Class A Shares and 1.00% of its average daily net assets of Class B Shares and Class C Shares. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the NASD. Pursuant to the Distribution Agreements, each Fund appoints the Distributor as its general distributor and exclusive agent for the sale of a Fund's shares. Each Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreement, shall remain in effect from year to year provided that continuance of such agreements shall be approved at least annually by the Company's Board, including a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party thereto upon 60 days' written notice.

For the fiscal year ended April 30, 2007, the Strategy Fund and the Capital Value Fund incurred distribution costs of $7,454, and $206,984 respectively, to the Distributor. The Plans compensates the Distributor regardless of its expense.

                         DISTRIBUTION COSTS AND EXPENSES

                   Incurred for the Year Ended April 30, 2007

------------------------------------------------------------------------
                            Class A      Class B       Class C
------------------------------------------------------------------------

Strategy Fund               $3,285       N/A           $4,169
------------------------------------------------------------------------
Capital Value Fund          $85,211      $19,699       $102,074
------------------------------------------------------------------------

The amounts included in a previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board, each Fund also makes payments to the providers of these programs, out of its assets other than Rule 12b-1 payments, in amounts not greater than savings of expenses each Fund would incur in maintaining shareholder accounts for those who invest in the respective Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program's charges out of their financial resources other than Rule 12b-1 fees.

The following table provides the dates of each Fund's class of shares were first offered to the public:

------------------------------------------------------------------------
                         Class A        Class B       Class C
------------------------------------------------------------------------
Strategy Fund            7/15/92        N/A           8/1/95
------------------------------------------------------------------------
Capital Value Fund       10/10/85       1/15/93       8/22/95
------------------------------------------------------------------------


Shares of each Fund may also be purchased through shareholder agents that are not affiliated with the Funds or the Distributor. There is no sales or service charge imposed by the Funds other than as described in the Prospectus for Class A, Class B, and Class C Shares under the "Classes of Shares" section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by each Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of each Fund's shares in that account. It is the responsibility of the shareholder's agent to establish procedures which would assure that upon receipt of an order to purchase shares of each Fund the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Director of the Company had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli companies may be deemed to have an indirect financial interest.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Strategy Fund's portfolio turnover rates for the fiscal years ended April 30, 2006 and April 30, 2007 were 30% and 0%, respectively. The Capital Value Fund's portfolio turnover rates for the fiscal years ended April 30, 2006 and April 30, 2007 were 0% and 0%, respectively. The low portfolio turnover rate during the fiscal years ended April 30, 2006 and April 30, 2007 for both Funds reflects the acquisition of short-term securities and/or short sales, which generally are not included in the determination of the portfolio turnover rate.

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among any of these Funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the portfolios of each Fund and other client accounts.

Under the Contracts, the Adviser is authorized on behalf of each Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at a reasonable expense. The Adviser is permitted to (1) direct the Funds' portfolio brokerage to the Distributor, a broker-dealer member of the NASD and an affiliate of the Adviser; and (2) pay commissions to brokers other than the Distributor which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Funds and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Funds or other investment funds managed by the Adviser and its affiliates by brokers, including the Distributor, as a factor in its selection of brokers or dealers for each Fund's portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through the principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of those securities may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. Each Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of each Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement each Fund's policies, the Adviser effects transactions with those brokers or dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Funds or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Funds may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of potential and existing investments.


Research services furnished by brokers or dealers through which the Funds effect securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Funds nor the

Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided and, based on such determinations, has allocated brokerage commissions of $0 for the Strategy Fund and $22,505 for Capital Value Fund respectively, on portfolio transactions in the principal amount of $0 for the Strategy Fund and $16,756,549 for the Capital Value Fund respectively, during the fiscal year ended April 30, 2007. The average commissions on these transactions were $0, and $.05 per share, respectively. In determining the broker or dealer to be used to execute a particular portfolio transaction, the Funds do not take into account whether such broker or dealer sells shares of the Funds or other Gabelli funds or the amount of such sales.

Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on
particular   companies  and   industries  as  well  as  market,   economic,   or
institutional activity areas. Research services furnished by brokers through which the Funds effect securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Funds and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with the Distributor when it appears that, as an introducing broker or otherwise, the Distributor can obtain a price, execution, and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted policies which provide that the commissions paid to the Distributor on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those the Distributor charges its most favored customers on similar transactions. Rule 17e-1 and the policies of the Funds contain requirements that the Board, including the Independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedules at least quarterly for continuing compliance with the foregoing standard. The Adviser and the Distributor are also required to furnish reports and maintain records in connection with such reviews.


To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), the Distributor controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround ("DOT") System of the NYSE. Such transactions are then cleared, confirmed to each Fund for the account of the Distributor, and settled directly with the Custodian of the Funds by a clearing house member firm which remits the commission less its clearing charges to the Distributor. The Distributor may also effect each Fund's portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, the Distributor may directly execute transactions for the Funds on the floor of any exchange, provided: (i) the Funds' Board has expressly authorized the Distributor to effect such transactions; and (ii) the Distributor annually advises the Funds of the aggregate compensation it earned on such transactions.

The following table sets forth certain information regarding each Fund's payment of brokerage commissions for the fiscal years ended April 30 as indicated:


                                                                    FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                                                    APRIL 30,2005       APRIL 30, 2006      APRIL 30, 2007
                                                                    --------------       --------------     --------------

                                                50

STRATEGY FUND

Total brokerage commissions paid by the Fund                           $6,814                 $2,009           $1,160
Total brokerage commissions paid by the Fund to the Distributor          $0                     $0               $0
% of total brokerage commissions paid to the Distributor                 0%                     0%               0%
% of principal amount of transactions                                    0%                     0%               0%
involving commissions effected through the Distributor
CAPITAL VALUE FUND
Total brokerage commissions paid by                                   $126,333                $53,590         $29,903
the Fund
Total brokerage commissions paid by                                      $0                     $0               $0
the Fund to the Distributor
% of total brokerage commissions paid to the Distributor                 0%                     0%               0%
% of principal amount of transactions                                    0%                     0%               0%
involving commissions effected through the Distributor


                              REDEMPTION OF SHARES


Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board and taken at their value used in determining each Fund's NAV as described under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of a Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. A Fund will not distribute in-kind portfolio securities that are not readily marketable.


Cancellation of purchase orders for shares of any Fund (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the NAV of that Fund's shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and that Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder's name, or by seeking other redress. If that Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make that Fund whole.

The Funds impose a redemption fee of 2.00% of the total redemption amount if you sell or exchange any of your shares within seven (7) days or less after the date of a purchase. The fee, its manner of calculation and exceptions to its applicability are discussed in the Funds' Prospectus. The fee is not a sales charge (load) and is paid directly to the respective Fund and not the Adviser or Distributor.

                        DETERMINATION OF NET ASSET VALUE

NAV is calculated separately for each class of each Fund. The NAV of Class B and Class C Shares of each Fund, as applicable, will generally be lower than the NAV of Class A or Class R Shares, as applicable, as a result of the higher service and distribution-related fees to which Class B and Class C Shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


For purposes of determining each of the Fund's NAV, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the official closing settlement price of the exchange or board of trade on which the applicable contract is traded.


Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company, comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Funds may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Company's Board. Additional information on fair valuation is provided in the Funds' Prospectus under "Pricing of Fund Shares".

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Funds determine their NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on each Fund's NAV, each Fund may fair value such portfolio securities based on available market information as of the time each Fund determines its NAV.

NYSE CLOSINGS. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and

Christmas Day and on the
preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

                     ADDITIONAL INFORMATION CONCERNING TAXES

GENERAL

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. If so qualified, each Fund will not be subject to Federal income tax on its net investment income and net short-term capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its shareholders.


Each Fund will determine either to distribute or to retain for reinvestment all or part of any net long-term capital gains. If any such gains are retained by any Fund, that Fund will be subject to tax on such retained amount. In that event, each Fund expects that it will designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long-term capital gains, its share of the undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by that Fund against their Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase their basis in its shares of that Fund by an amount equal to the amount of undistributed capital gains included in such shareholder's gross income net of such tax.


A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by a Fund in October, November, or December of that year, payable to shareholders of record on a date during such month and paid by that Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, each Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the one year period generally ending on October 31 of the calendar year, (unless an election is made by a fund with a November or December year-end to use the Fund's fiscal year) and (3) all ordinary income and net capital gains for previous years that were not previously distributed. To avoid application of the excise tax, the Funds intend to make distributions in accordance with calendar year distribution requirements.


On April 30, 2007, the Strategy Fund's and Capital Value Fund's unused capital loss carryforwards were as follows:

--------------------------------------------------------------------------------
    EXPIRING IN FISCAL YEAR          STRATEGY FUND          CAPITAL VALUE FUND
--------------------------------------------------------------------------------
              2008                    $ 15,186,640              $ 36,909,064
--------------------------------------------------------------------------------
              2009                       5,026,316                   409,704
--------------------------------------------------------------------------------
              2012                       -----                    15,241,825
--------------------------------------------------------------------------------
              2013                      11,097,388                40,898,340
--------------------------------------------------------------------------------
              2014                       1,655,953                13,004,169
--------------------------------------------------------------------------------
              2015                       1,276,858                 7,109,158
                                         ---------                 ---------

                                      $ 34,243,155              $113,572,260
                                      ============              ============
--------------------------------------------------------------------------------

Gains or losses on the sales of securities by each Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

Certain options, futures contracts, and options on futures contracts are "section 1256 contracts". Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by each Fund at the end of each taxable year are "mark-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Hedging transactions undertaken by each Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, each Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, and require the capitalization of interest expense, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, as described below, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

INCOME PRIOR TO RECEIPT OF CASH

Each Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in obligations such as certain Brady Bonds or zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or market discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over the basis of the security immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to dispose of other securities to be able to make distributions to its investors.

DISTRIBUTIONS

Distributions of investment company taxable income (which includes taxable interest income and dividend income other than qualified dividends and the excess of net short-term capital gains over long-term capital losses) are taxable to a U.S. shareholder as ordinary income. Qualified dividends from certain U.S. and non-U.S. corporations received by the Funds and properly designated when distributed are taxable to U.S. shareholders at a reduced rate of 15% (5% for shareholders in lower tax brackets). This reduced rate is currently scheduled to apply to qualified dividends received prior to January 1, 2011, and thereafter revert to ordinary income rates. Dividends paid by a Fund will qualify for the 70% deduction for dividends received by corporations to the extent the Fund's income consists of qualified dividends received from U.S. corporations and certain holding period requirements are met. Distributions of net capital gain (which consist of the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gain, whether paid in cash or in shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the NAV of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.

SALES OF SHARES

Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be long-term, if the shareholder's holding period for the shares is more than twelve months. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

If a shareholder (i) incurs a sales load charge in acquiring shares in a Fund and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a "reinvestment right"), and (ii) disposes of the Fund shares before the 91st day after the date on which the shares were acquired and subsequently acquires shares in the Fund or in another regulated investment company whereby the otherwise applicable load charge is reduced by reason of the reinvestment right, then the original load charge will not be taken into account for the purposes of determining the shareholder's gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge). To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

BACKUP WITHHOLDING

The Company generally will be required to withhold U.S. Federal income tax at a rate of 28% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or Social Security number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

FOREIGN WITHHOLDING TAXES

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Funds' assets to be invested in various countries is not known. A Fund having more than 50% of its total assets invested in securities of foreign governments or corporations can pass through to shareholders the amount of foreign taxes it pays.


                       INVESTMENT PERFORMANCE INFORMATION

From time to time, the Funds may quote their performance in advertisements or in reports and other communications to shareholders computed according to formulas prescribed by the SEC.

Any performance information for the Strategy Fund for the period prior to August 1, 1991 reflects the performance of the Strategy Fund as a closed-end fund and does not reflect payment of the underwriting discount paid in connection with the initial public offering of the Strategy Fund's shares as a closed-end fund. In addition, as an open-end fund, the Strategy Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares. Because Strategy Fund Class O Shares have not been issued by the Strategy Fund since July 15, 1992 except in connection with the reinvestment of dividends on outstanding Strategy Fund Class O Shares, performance information in any advertisements (other than reports to shareholders) with respect to the period commencing July 15, 1992 does not contain information with respect to the performance of Strategy Fund Class O Shares for such period. In addition, because the Strategy Fund no longer sells its Class O Shares, any information relating to Strategy Fund Class O Shares listed in newspaper or similar listings of the Strategy Fund's net asset value and public offering price is only for informational purposes of the existing Class O shareholders.

CAPITAL VALUE FUND - CERTAIN DIFFERENCES IN THE HISTORICAL OPERATING EXPENSES OF PREDECESSOR CLASSES. Prior to January 15, 1993, the Dreyfus Capital Value Fund (the Capital Value Fund's predecessor) did not offer Class B Shares and, prior to August 24, 1995, the Dreyfus Capital Value Fund did not offer Class C or Class R Shares. Because Class B Shares of the Dreyfus Capital Value Fund were not actually introduced until January 15, 1993, the total return for Class B Shares for the period prior to their introduction reflects the annual service and distribution fees and other expenses actually paid by Class A, and therefore does not reflect the higher distribution and service fees and additional incremental shareholder administrative expenses payable by Class B because such higher fees and expenses were not paid during that period. Because Class C Shares of the Dreyfus Capital Value Fund were not actually introduced until August 22, 1995, Class C performance information for the period prior to their introduction reflects the annual service and distribution fees and other expenses for Class B (which, prior to its introduction, reflects the annual service and distribution fees and other expenses borne by Class A) and, therefore, with respect to the period prior to the introduction of Class B, does not reflect the higher distribution and service fees and additional incremental shareholder administrative expenses payable by Class C. Class R performance information for the period prior to the introduction of Class R Shares reflects the annual service and distribution fees and other expenses borne by Class A.

STRATEGY FUND - CERTAIN DIFFERENCES IN THE HISTORICAL OPERATING EXPENSES OF PREDECESSOR CLASSES. Prior to August 1, 1995, the Strategy Fund did not offer Class C Shares. Performance information for Class C for the period from July 15, 1992 to August 1, 1995 reflects the annual distribution fees paid by Class A, and therefore does not reflect the higher distribution and service fees and additional incremental shareholder administrative expenses payable by Class C because such higher fees and expenses were not paid during that period. Performance information presented by the Strategy Fund for Class O is restated to reflect the maximum front end sales load payable at the time the Fund last offered Class O Shares, and not the underwriting discount paid in connection with the initial offering of the Strategy Fund's shares as a closed-end fund. Performance information for all Classes prior to August 1, 1991 reflects performance of the Strategy Fund as a closed-end fund (assuming dividend reinvestment pursuant to the Strategy Fund's Dividend Reinvestment Plan as then in effect); as an open-end fund the Strategy Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares.

                        DESCRIPTION OF THE FUNDS' SHARES

The Company's charter, as amended, authorizes the issuance of separate series of shares corresponding to shares of multiple investment portfolios of the Company. As of the date of this SAI, the Company consists of two investment portfolios: the Strategy Fund and the Capital Value Fund.

The authorized capital stock of the Company consists of 1,000,000,000 shares, par value $.001 per share. The Company is authorized to issue 150,000,000 Strategy Fund Class O Shares, 150,000,000 Strategy Fund Class A Shares and 200,000,000 Strategy Fund Class C Shares. In addition, the Company is authorized to issue 125,000,000 Capital Value Fund Class A Shares, 125,000,000 Capital Value Fund Class B Shares, 125,000,000 Capital Value Fund Class C Shares, and 125,000,000 Capital Value Fund Class R Shares. Each Class A, Class B, Class C, and Class R Share represents an interest in the Strategy Fund or the Capital Value Fund, as the case may be, in proportion to its net asset value, and has identical rights except that Class A, B, and C Shares bear fees and expenses on an ongoing basis pursuant to the Funds' Class A, Class B, and Class C Service and Distribution Plans, respectively, and Class B and C Shares bear additional incremental shareholder administrative expenses resulting from deferred sales charge arrangements. In addition, only the holders of Class A, Class B, and Class C Shares have voting rights with respect to matters pertaining to the Class A, Class B, and Class C Service and Distribution Plans, respectively.


The Company's Board may reclassify unissued shares of the Company into additional classes of Common Stock at a future date. The Company's Board may, in the future, authorize the issuance of shares of additional classes of capital stock representing different investment portfolios.


Under the corporate law of Maryland, the Company's state of incorporation, and the Company's By-Laws (except as required under the 1940 Act), the Company is not required and does not currently intend to hold annual meetings for the election of directors. Shareholders, however, will have the right to call for a special meeting of shareholders if such a request is made, in writing, by shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting (or by shareholders entitled to cast at least 10% of the Class A, Class B, or Class C votes entitled to be cast with respect to matters relating to the Class A, Class B, or Class C Service and Distribution Plans, respectively). In such cases, the Company will assist in calling the meeting as required under the 1940 Act.

Except as described above with respect to the Company's Service and Distribution Plans, all shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class (for example, matters pertaining to the service and distribution plan for Class A Shares of the Company shall be voted on only by holders of Class A Shares of the relevant Fund). Under the 1940 Act, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting a Fund, means the vote of the lesser of (i) 67% of that Fund's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of that Fund's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each share class of a Fund is entitled to such dividends and distributions out of the assets belonging to that share class as are declared in the discretion of the Company's Board of Directors. In determining the net asset value of a share class, assets attributable to the share class are charged with the direct liabilities in respect of that share class and with a share of the general liabilities of the Fund. The general liabilities of the Fund are normally attributed in proportion to the relative net asset values of the respective share classes of the Fund at the time such liabilities arise.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Under the Company's Articles of Incorporation and Maryland law, directors and officers of the Company are not liable to a Fund or its stockholders except for
(i) receipt of an improper personal benefit by a director or officer or (ii) active and deliberate dishonesty of a director or officer that is material to a cause of action in which a judgment is entered against such person. The Company's Articles of Incorporation require that it indemnify its directors and officers made party to any proceedings by reason of service in such capacities unless it is proven that (i) the act or omission of a director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or with active and deliberate dishonesty, (ii) a director or officer received an improper personal benefit or (iii) in the case of a criminal proceeding, a director or officer had reasonable cause to believe that his act or omission was unlawful. These provisions are subject to the limitation under the 1940 Act that no director or officer may be protected against liability to the Company for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his office.

DIVIDENDS AND DISTRIBUTIONS

The Strategy Fund intends to pay dividends quarterly and to distribute substantially all of its net investment income. Net capital gain, if any, will be distributed at least annually. The Capital Value Fund ordinarily pays dividends from net investment income and distributes net capital gain, if any, once a year. Each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Capital Value Fund will not make distributions from net available capital gain unless capital loss carryovers, if any, have been utilized.

Shareholders of each Fund will receive dividends and distributions on their shares of a Fund in additional shares of the same Class of that Fund (without a sales charge) or may elect to receive all dividends and distributions in cash.

OTHER INFORMATION

The Prospectus and this SAI do not contain all the information included in the Company's Registration Statement filed with the SEC under the Securities Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respect by such reference.

INFORMATION FOR SHAREHOLDERS

ALL SHAREHOLDER INQUIRIES REGARDING ADMINISTRATIVE PROCEDURES INCLUDING THE PURCHASE AND REDEMPTION OF SHARES SHOULD BE DIRECTED TO THE DISTRIBUTOR, GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422. FOR ASSISTANCE, CALL 800-GABELLI (800-422-3554) OR THROUGH THE INTERNET AT WWW.GABELLI.COM.

The Company will send unaudited reports at least semi-annually, and annual reports containing audited financial statements, to all of its shareholders.

                              FINANCIAL STATEMENTS

Each Fund's Financial Statements for the fiscal year ended April 30, 2007, including the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated by reference to the Company's 2007 Annual Report to Shareholders. You may request a copy of the Annual Report at no charge by calling 800-GABELLI. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

                            PART C: OTHER INFORMATION

Item 23.          EXHIBITS

         (a) (1)  Articles of Amendment and Restatement, dated March 4,
                  1992, are incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement as filed with the SEC via EDGAR on February 14, 1996 (Accession No. 0000912057-96-002408) ("Post-Effective Amendment No. 8").

             (2) Articles Supplementary, dated July 6, 1992, with respect to Class B Common Stock, are incorporated by reference to Post-Effective Amendment No. 8.

             (3) Certificate of Correction, dated April 19, 1993, with respect to Class A Common Stock, is filed herewith.

             (4) Articles Supplementary, dated July 27, 1995, with respect to Class C Common Stock, are incorporated by reference to Post-Effective Amendment No. 8.

             (5) Articles of Amendment, with respect to: (i) the Registrant's name change from Comstock Partners Strategy Fund, Inc. to Comstock Partners Funds, Inc.; (ii) the designation of the existing series as the Comstock Partners Strategy Fund; and
                  (iii) the redesignating of all of the existing shares as Class A, Class C, and Class O, are incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement as filed with the SEC via EDGAR on August 28, 2000 (Accession No. 0000935069-00-000444) ("Post-Effective Amendment No. 17").

             (6) Articles Supplementary, with respect to: (i) the increase of Shares of Capital Stock; (ii) the organization of the Comstock Partners Capital Value Fund; and (iii) the creation of Class A, Class B, Class C, and Class R Shares of Capital Stock of the Comstock Partners Capital Value Fund, are incorporated by reference to Post-Effective Amendment No. 17.

             (7) Articles of Amendment, dated May 18, 2000, with respect to the Registrant's name change from Comstock Partners Funds, Inc. to Gabelli Comstock Funds, Inc., are incorporated by reference to Post-Effective Amendment No. 17.

             (8) Articles of Amendment, dated August 1, 2000, with respect to the Registrant's name change from Gabelli Comstock Funds, Inc. to Comstock Funds, Inc., are incorporated by reference to Post-Effective Amendment No. 17.

         (b) By-Laws of the Registrant, dated March 6, 1992, are incorporated by reference to Post-Effective Amendment No. 8.

         (c)      Not Applicable.

         (d) (1) Investment Advisory Agreement, dated May 22, 2000, between the Registrant and Gabelli Funds, LLC, on behalf of the Gabelli Comstock Strategy Fund, is incorporated by reference to Post-Effective Amendment No. 17.

             (2) Investment Advisory Agreement, dated May 22, 2000, between the Registrant and Gabelli Funds, LLC, on behalf of the Gabelli Comstock Capital Value Fund, is incorporated by reference to Post-Effective Amendment No. 17.

         (e) (1) Distribution Agreement, dated May 22, 2000, between the Registrant and Gabelli & Company, Inc., on behalf of the Gabelli Comstock Strategy Fund, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement as filed with the SEC via EDGAR on August 29, 2001 (Accession No. 0000935069-01-500452) ("Post-Effective
                  Amendment No. 18").

             (2) Distribution Agreement, dated May 22, 2000, between the Registrant and Gabelli & Company, Inc., on behalf of the Gabelli Comstock Capital Value Fund, is incorporated by reference to Post-Effective Amendment No. 18.

         (f)      Not Applicable.

         (g) (1) Custody Agreement, dated April 10, 2003, between the Registrant and The Bank of New York, is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement as filed with the SEC via EDGAR on August 29, 2003 (Accession No. 0000935069-03-001120)
                  ("Post-Effective Amendment No. 20").

             (2) Foreign Custody Manager Agreement between the Registrant and The Bank of New York, dated April 10, 2003, is incorporated by reference to Post-Effective Amendment No. 20.


         (h) Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company, dated January 1, 2000, is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement as filed with the SEC via EDGAR on August 28, 2006 (Accession No. 0000935069-06-002323)
                  ("Post-Effective Amendment No. 25").


         (i) Consent of Venable, Baetjer and Howard, LLP, dated August 27, 1999, is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement as filed with the SEC via EDGAR on August 27, 1999 (Accession No. 0000890163-99-000297).


         (j) (1) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm, is filed herewith.


             (2) Powers of Attorney, dated June 29, 2000, for Henry G. Van der Eb, M. Bruce Adelberg, Anthony J. Colavita, Vincent D. Enright, Charles L. Minter, Anthony R. Pustorino, Werner J. Roeder, Robert M. Smith and Martin Weiner are incorporated by reference to Post-Effective Amendment No. 17.


             (3) Consent of Paul, Hastings, Janofsky and Walker LLP is filed herewith.


         (k)      Not Applicable.

         (l)      Not Applicable.

         (m)(1) Amended and Restated Class A Service and Distribution Plan, dated June 27, 2000, is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement as filed with the SEC via EDGAR on June 29, 2000 (Accession No. 0000935069-00-000349).

             (2) Class B Service and Distribution Plan is incorporated by reference to Post-Effective Amendment No. 8.

             (3) Amended and Restated Class C Service and Distribution Plan is incorporated by reference to Post-Effective Amendment No. 8.

         (n) Amended and Restated Multiclass Plan is incorporated by reference to Post-Effective Amendment No. 8.

         (o)      Not Applicable.

         (p) Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Investors, Inc., Gabelli & Company, Inc., Gabelli Advisers, Inc. and Gabelli Fixed Income LLC is filed herewith.


Item 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  None.

Item 25.          INDEMNIFICATION

                  Reference is made to Article VII of Registrant's Articles of Incorporation, Article VI of Registrant's By-laws, and Section 10 of each Distribution Agreement between Registrant and Gabelli & Company, Inc.

                  Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.          BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

                  Gabelli Funds, LLC (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

                  The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years, is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 27.          PRINCIPAL UNDERWRITERS

                  (a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for The Gabelli Asset Fund, The Gabelli Blue Chip Value Fund, Gabelli Capital Series Funds, Inc., Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., GAMCO Gold Fund, Inc., The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., Gabelli Investor Funds, Inc., The GAMCO Mathers Fund, The Gabelli Money Market Funds, The Gabelli SRI Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value Fund Inc. and The Westwood Funds.

                  (b) The information required by this Item 27 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

                  (c)      Not Applicable.

Item 28.          LOCATION OF ACCOUNTS AND RECORDS

                  All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

                  1.  Gabelli Funds, LLC
                      One Corporate Center
                      Rye, New York 10580-1422

                  2.  PFPC Inc. 99 High Street
                      Boston, Massachusetts 02110

                  3.  PFPC Inc.
                      760 Moore Road
                      King of Prussia, Pennsylvania 19406

                  4.  The Bank of New York Mellon
                      One Wall Street
                      New York, New York 10286

                  5.  State Street Bank and Trust Company
                      One Heritage Drive
                      North Quincy, Massachusetts 02171

                  6.  Boston Financial Data Services, Inc.
                      Two Heritage Drive
                      North Quincy, Massachusetts 02171

Item 29.          MANAGEMENT SERVICES

                  Not Applicable.

Item 30.          UNDERTAKINGS

                  Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, COMSTOCK FUNDS, INC., certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 28th day of August, 2007.

                                             COMSTOCK FUNDS, INC.


                                             By:     /S/ BRUCE N. ALPERT
                                                     -------------------
                                                     Bruce N. Alpert
                                                     Executive Vice President

--------------------------------------------------------------------------------
Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 26 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                        TITLE                      DATE

HENRY G. VAN DER EB*              Chairman of the Board      August 28, 2007
Henry G. Van der Eb               and Director

/S/BRUCE N. ALPERT                Executive Vice President   August 28, 2007
Bruce N. Alpert

/S/AGNES MULLADY                  Principal Financial        August 28, 2007
Agnes Mullady                     Officer and Treasurer

CHARLES L. MINTER*                Director                   August 28, 2007
Charles L. Minter

M. BRUCE ADELBERG*                Director                   August 28, 2007
M. Bruce Adelberg

ANTHONY J. COLAVITA*              Director                   August 28, 2007
Anthony J. Colavita

VINCENT D. ENRIGHT*               Director                   August 28, 2007
Vincent D. Enright

ANTHONY R. PUSTORINO*             Director                   August 28, 2007
Anthony R. Pustorino

WERNER J. ROEDER*                 Director                   August 28, 2007
Werner J. Roeder

*By: /S/ BRUCE N. ALPERT
         Bruce N. Alpert
         Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION OF EXHIBIT


         23 (j)(1) Consent of Ernst & Young LLP, Independent Registered Public
                   Accounting Firm.

         23 (j)(3) Consent of Paul, Hastings, Janofsky and Walker LLP

         23 (p) Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management Inc., Gabelli & Company, Inc., Gabelli Advisers, Inc. Gabelli Fixed Income LLC, and Gabelli Securities, Inc.